                        THE ALLEGIANCE VARIABLE ANNUITY

                                   ISSUED BY

              ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA
                              33045 HAMILTON COURT
PROSPECTUS                 FARMINGTON HILLS, MI 48334           NOVEMBER 1, 1995

    This Prospectus describes the Allegiance Variable Annuity (the "Contract"), an individual Flexible Premium Multi-Funded Deferred Variable Annuity offered by Alexander Hamilton Life Insurance Company of America (the "Company"). The Contract provides for the accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. A minimum initial Premium Payment of only $2,000 is required to purchase a Contract (although a lower minimum may apply to certain tax-qualified Contracts). You generally may make additional Premium Payments of at least $50 each at any time before the Maturity Date. Additional limitations on Premium Payments apply.

    You may allocate Premium Payments to one or more Variable Subaccounts of the Alexander Hamilton Variable Annuity Separate Account (the "Separate Account"), in which the Contract Value varies to reflect investment performance, or to one or more Interest Rate Guarantee Periods of the Capital Developer Account, in which a specified rate of interest is credited to the Contract Value (subject to a Market Value Adjustment), or to a combination of these Variable Subaccounts and Interest Rate Guarantee Periods. The Separate Account currently has eight different Variable Subaccounts (the "Variable Subaccounts"). Assets of each Variable Subaccount are invested in a corresponding portfolio (each, a "Fund") of the Alexander Hamilton Variable Insurance Trust (the "Trust") or the Federated Prime Money Fund. The Trust currently consists of seven Funds:
Investment Grade Bond, High Yield Bond, Balanced, Growth & Income, Growth, Emerging Growth, and International Equity. The Trust and the Federated Prime Money Fund are described in separate prospectuses that accompany this Prospectus. The Contract Value allocated to the Separate Account will vary up or down in accordance with the investment performance of the Fund(s) you select. Therefore, you bear the entire investment risk for all amounts allocated to the Separate Account. The Capital Developer Account currently has two Interest Rate Guarantee Periods: one year and seven years. The Market Value Adjustment could decrease the value of amounts prematurely surrendered, withdrawn, transferred, or annuitized from the Capital Developer Account, but amounts invested in the Capital Developer Account are guaranteed to earn interest at an annual rate of at least three percent. There is no guaranteed or minimum Surrender Value for the Variable Subaccounts, so the Surrender Value with respect to amounts allocated to the Variable Subaccounts could be less than the Premium Payments allocated thereto.

    The Contract provides for annuity payments to be made by the Company on a fixed or a variable basis for the life of the Annuitant or for some other period, beginning on the Maturity Date that you select. Prior to the Maturity Date, you can transfer amounts among the ten Investment Options, that is, among the two Interest Rate Guarantee Periods of the Capital Developer Account and the eight Variable Subaccounts of the Separate Account. After the Maturity Date, transfers are permitted among the Variable Subaccounts. Prior to the Maturity Date, you can also Surrender the Contract or withdraw a portion of the Surrender Value in exchange for a cash payment; however, Surrenders and Withdrawals may be taxable, subject to a Surrender Charge, a Market Value Adjustment, an Annual Administrative Fee, and/or a tax penalty, and payment of Surrenders from the Capital Developer Account may be delayed.

    This Prospectus sets forth your rights under the Contract, and information regarding the Investment Options that you should know before investing. A Statement of Additional Information dated November 1, 1995, has been filed with the Securities and Exchange Commission ("SEC") and is available without charge, upon Request by calling the Administrative Service Center at 1-800-289-1776. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus. The Statement of Additional Information, as supplemented from time to time, is incorporated herein by reference.

    THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE ALEXANDER HAMILTON VARIABLE INSURANCE TRUST AND THE FEDERATED PRIME MONEY FUND.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    CONTRACTS AND SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE CONTRACTS INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

    PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

                               TABLE OF CONTENTS

                                                                                                          PAGE
                                                                                                       -----------
DEFINITIONS..........................................................................................            1
SUMMARY..............................................................................................            4
ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA.................................................            9
INVESTMENT OPTIONS...................................................................................           10
  The Separate Account...............................................................................           10
  The Capital Developer Account......................................................................           12
THE ALLEGIANCE VARIABLE ANNUITY CONTRACT.............................................................           13
  Contract Application and Issuance of Contracts.....................................................           14
  Premium Payments...................................................................................           14
    Initial Premium Payment..........................................................................           14
    Additional Premium Payments......................................................................           14
    Allocation of Premium Payments...................................................................           14
    Payment Not Honored by Bank......................................................................           15
  Contract Value.....................................................................................           15
    The Separate Account Value.......................................................................           15
    The Capital Developer Account Value..............................................................           16
    Minimum Contract Value...........................................................................           16
  Transfers..........................................................................................           16
  Dollar Cost Averaging..............................................................................           17
DISTRIBUTIONS UNDER THE CONTRACT.....................................................................           18
  Surrenders and Partial Withdrawals.................................................................           18
  Systematic Withdrawal Plan.........................................................................           19
  Annuity Payments...................................................................................           19
    Maturity Date....................................................................................           19
    Election of Annuity Payment Option...............................................................           19
    Taxes............................................................................................           20
  Annuity Payment Options............................................................................           20
  Death Benefit......................................................................................           22
    Death of Contract Owner Prior to Maturity Date...................................................           22
    Death of Annuitant Prior to Maturity Date........................................................           23
    Death of Annuitant on or After Maturity Date.....................................................           23
    Death of Contract Owner on or After Maturity Date................................................           23
    Contract Owner's Spouse as Beneficiary...........................................................           23
    Payment of Death Benefit to Beneficiary..........................................................           23
    Beneficiary......................................................................................           23
    Change of Contract Owner.........................................................................           24
  IRS Required Distribution..........................................................................           24
  Restrictions Under the Texas Optional Retirement Program...........................................           24
  Restrictions Under Section 403(b) Plans............................................................           24
CHARGES AND DEDUCTIONS...............................................................................           24
  Surrender Charge...................................................................................           24
  Market Value Adjustment............................................................................           25
  Mortality and Expense Risk Charge..................................................................           26
  Administrative Expense Charge......................................................................           27
  Annual Administrative Fee..........................................................................           27
  Transfer Charge....................................................................................           27
  Premium Taxes......................................................................................           27
  Federal, State and Local Taxes.....................................................................           27
  Other Expenses Including Investment Advisory Fees..................................................           27

                                                                                                          PAGE
                                                                                                       -----------
CERTAIN FEDERAL INCOME TAX CONSEQUENCES..............................................................           28
  Taxation of Annuities..............................................................................           28
    In General.......................................................................................           28
    Possible Changes in Taxation.....................................................................           28
    Surrenders and Partial Withdrawals...............................................................           29
    Annuity Payments.................................................................................           29
    Penalty Tax......................................................................................           29
    Death Benefit Proceeds...........................................................................           29
    Transfers, Assignments, or Exchanges of the Contract.............................................           29
    Generation-Skipping Transfers....................................................................           30
    Multiple Contracts...............................................................................           30
    Withholding......................................................................................           30
    Other Tax Consequences...........................................................................           30
  Qualified Plans....................................................................................           30
    Qualified Pension and Profit Sharing Plans.......................................................           30
    Individual Retirement Annuities and Individual Retirement Accounts...............................           31
    Tax-Sheltered Annuities..........................................................................           31
    Section 457 Deferred Compensation ("Section 457") Plans..........................................           31
  General............................................................................................           31
DISTRIBUTOR OF THE CONTRACTS.........................................................................           32
VOTING RIGHTS........................................................................................           32
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT....................................................           33
  Addition, Deletion, or Substitution of Investments.................................................           33
  Performance Data...................................................................................           33
  Company Ratings....................................................................................           35
GENERAL CONTRACT PROVISIONS..........................................................................           35
LEGAL PROCEEDINGS....................................................................................           36
AVAILABLE INFORMATION................................................................................           36
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS................................................           37
APPENDIX I -- SURRENDER CHARGE CALCULATION
APPENDIX II -- MARKET VALUE ADJUSTMENT CALCULATION AND EXAMPLES
FUND PROSPECTUSES
  Alexander Hamilton Variable Insurance Trust (AHVIT)................................................      AHVIT-1
  Federated Prime Money Fund (FPMF)..................................................................       FPMF-1

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

    ACCUMULATION PERIOD -- The period from the Contract Date to the date preceding the Maturity Date.

    ACCUMULATION UNIT -- A unit of measure used to determine the Separate Account Value during the Accumulation Period.

    ADMINISTRATIVE SERVICE CENTER -- P.O. Box 19497, Newark, NJ 07195-0497. Notices, Requests, and Premium Payments under the Contract must be sent to the Company's Administrative Service Center.

    ANNUITANT(S) -- The person(s) upon whose life the Annuity Payments are to be based. You will be deemed the Annuitant unless you name another to be the Annuitant in the Contract Application. An Annuitant must be a natural person. The Annuitant(s) named in the Application cannot be changed.

    ANNUITY PAYMENTS -- The payments from the Company to the Payee that will begin on the Maturity Date. The amount of Annuity Payments will be based on the Contract Value and the age of the Annuitant, as well as on the Annuity Payment Option and payment frequency selected.

    ANNUITY PAYMENT OPTIONS -- Options available for methods of receiving Annuity Payments.

    ANNUITY PERIOD -- The period which begins on the Maturity Date and ends with the last Annuity Payment.

    ANNUITY UNIT -- A unit of measure used to determine the amount of each Variable Annuity Payment.

    APPLICATION -- The document you signed that evidences your application for the Contract.

    BENEFICIARY -- The persons or entities designated by you in the Application (or as subsequently changed by you) to receive the Death Benefit provided by the Contract.

    CAPITAL DEVELOPER ACCOUNT -- An account of the Company that provides a Guaranteed Interest Rate for a specified Interest Rate Guarantee Period. This rate will never be less than 3% per year.

    CAPITAL DEVELOPER ACCOUNT VALUE -- The portion of Contract Value in the Capital Developer Account.

    CODE -- The Internal Revenue Code of 1986, as amended.

    COMPANY  (OUR,  WE,  US) --  Alexander  Hamilton Life  Insurance  Company of
America.

    CONTRACT -- The Allegiance Variable Annuity, an individual flexible premium multi-funded variable annuity contract that is described in this Prospectus.

    CONTRACT DATE -- The effective date of coverage under the Contract and the date from which the Company measures Contract Years, Quarters, Months, and Anniversaries.

    CONTRACT OWNER (YOU, YOUR) -- The person or entity entitled to the ownership rights of the Contract. The Contract Owner is the person in whose name the Contract is issued. It is the person or entity named in the Application, unless otherwise changed. Joint Contract Owners are permitted only if they are spouses.

    CONTRACT VALUE -- The value of all of the Accumulation Units held under the Contract in the Separate Account plus the value of all amounts held under the Contract in the Capital Developer Account.

    CONTRACT YEAR -- The first Contract Year is the annual period which begins on the Contract Date. Subsequent Contract Years begin on each anniversary of the Contract Date.

    DEATH BENEFIT -- The amount payable upon the death of any Contract Owner.

    DUE PROOF OF DEATH -- Information required by the Company to process a claim for a Death Benefit, including a death certificate and a death claim form acceptable to the Company.

    FEDERATED PRIME MONEY FUND -- A diversified portfolio of the Insurance Management Series, managed by Federated Investors.

    FIXED ANNUITY OPTIONS -- Annuity Payment Options under the Contract that provide for scheduled payments.

    GUARANTEED INTEREST RATE -- The applicable effective annual interest rate which the Company will credit and compound annually on the Capital Developer Account Value during each Interest Rate Guarantee Period. The rate is guaranteed to be at least three percent per year.

    INTEREST RATE GUARANTEE PERIOD -- A specified period which begins on the date that a Premium Payment is allocated to (or a portion of Contract Value is transferred to) the Capital Developer Account to accumulate at a Guaranteed Interest Rate. Currently, the Company offers one and seven year Interest Rate Guarantee Periods.

    INVESTMENT OPTION -- Each Interest Rate Guarantee Period of the Capital Developer Account and each Variable Subaccount of the Separate Account.

    ISSUE AGE -- The age of the Contract Owner on the Contract Date.

    MARKET VALUE ADJUSTMENT -- A positive or negative adjustment applied to the Capital Developer Account Value in the event of a premature full Surrender, Partial Withdrawal, Transfer, or annuitization that is requested prior to the end of an Interest Rate Guarantee Period. The Market Value Adjustment does not apply during the last 30 days of the Interest Rate Guarantee Period.

    MATURITY DATE -- The date on which the Company makes the first Annuity Payment under the Contract. The latest Maturity Date that may be elected is the Annuitant's 85th birthday or 10 years from the contract date, whichever is later.

    NET PREMIUM PAYMENT -- A Premium Payment less any applicable Premium Tax.

    PAYEE -- The person or entity who will receive Annuity Payments under the Contract.

    PREMIUM TAX -- A tax imposed by certain states when a Premium Payment is made, when Annuity Payments begin, when a Partial Withdrawal is made, or when the Contract is Surrendered.

    PREMIUM PAYMENT -- A payment to the Company under the Contract.

    REQUEST -- A request in a form satisfactory to the Company, which is received by the Company's Administrative Service Center.

    TREASURY RATE -- The applicable effective annual U.S. Treasury Rate used by the Company for determining the Market Value Adjustment applicable to a Surrender, Withdrawal, Transfer, or annuitization from the Capital Developer Account at any given time.

    TRUST -- Alexander Hamilton Variable Insurance Trust, a diversified open-end management investment company which offers investment alternatives through its seven separate classes of shares: Investment Grade Bond Fund, High Yield Bond Fund, Balanced Fund, Growth & Income Fund, Growth Fund, Emerging Growth Fund, and International Equity Fund, (each referred to as a "Fund" and collectively as the "Funds"). Each Fund is managed for investment purposes as if it were a separate investment company issuing its own shares.

    SEPARATE ACCOUNT -- The Alexander Hamilton Variable Annuity Separate Account, a separate account of Alexander Hamilton Life Insurance Company of America, which consists of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets and all other separate account assets of the Company. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940.

    SEPARATE ACCOUNT VALUE -- The portion of Contract Value held in the Separate Account. There is no guaranteed or minimum Separate Account Value.

    SURRENDER VALUE -- Proceeds payable upon a surrender of the Contract, equal to (a) the Contract Value (b) minus any applicable Surrender Charge, (c) plus or minus any applicable Market Value Adjustment, (d) minus the Annual Administrative Fee, and (e) minus any applicable Premium Tax.

    VALUATION DAY -- Any day on which the New York Stock Exchange is open for trading except for normal holiday closing or when the Securities and Exchange Commission has determined that a state of emergency exists.

    VALUATION PERIOD -- The period of time beginning at the close of business on the New York Stock Exchange on any Valuation Day and ending at the close of business on the next Valuation Day. A Valuation Period may be more than one day.

    VARIABLE ANNUITY OPTIONS -- Annuity Payment Options under the Contract that provide for payments which vary as to dollar amount in relation to the investment performance of specified Variable Subaccounts of the Separate Account.

    VARIABLE SUBACCOUNT -- Separate Account assets are divided into Variable Subaccounts. Assets of each Variable Subaccount will be invested in shares of a corresponding Fund of the Trust or in the Federated Prime Money Fund. The Company reserves the right to eliminate or add Variable Subaccounts and to change investment companies or to substitute other investments for Trust shares.

                        THE ALLEGIANCE VARIABLE ANNUITY

                                    SUMMARY

THE CONTRACT

    The Allegiance Variable Annuity Contract is an individual Flexible Premium Multi-Funded Variable Deferred Annuity which can be purchased on a non-qualified basis ("Non-qualified Contract") or in connection with certain plans qualifying for favorable federal income tax treatment ("Qualified Contract"). A Contract may be purchased with an initial Premium Payment of at least $2,000 (although a lower minimum may apply to certain Qualified Contracts).

    You may make additional Premium Payments of at least $50 each at any time before the Maturity Date. (See "Premium Payments," p. 14.) You may allocate Premium Payments to any combination of the ten Investment Options under the Contract. The Investment Options currently available are the eight Variable Subaccounts of the Alexander Hamilton Separate Account (the "Separate Account"), and the two Interest Rate Guarantee Periods of the Capital Developer Account. (See "Investment Options," p. 10.)

THE INVESTMENT OPTIONS

    THE ALEXANDER HAMILTON VARIABLE ANNUITY SEPARATE ACCOUNT. The Separate Account, a separate account of the Company, invests in shares of Alexander Hamilton Variable Insurance Trust (the "Trust"), a mutual fund managed by Alexander Hamilton Capital Management, and in the Federated Prime Money Fund. The Trust currently has seven Funds: Investment Grade Bond, High Yield Bond, Balanced, Growth & Income, Growth, Emerging Growth, and International Equity. Each of the eight Variable Subaccounts of the Separate Account invests solely in a corresponding Fund of the Trust or in the Federated Prime Money Fund. Because the Separate Account Value will increase or decrease depending on the investment experience of the selected Variable Subaccounts, you bear the entire investment risk with respect to Premium Payments allocated to, and amounts transferred to, the Separate Account. (See "The Separate Account," p. 10.)

    THE CAPITAL DEVELOPER ACCOUNT. The Company currently offers two different Interest Rate Guarantee Periods in the Capital Developer Account, lasting for one and seven years (not all periods are available in all states). The Capital Developer Account provides for fixed accumulations at a specified Guaranteed Interest Rate. Amounts allocated to the Capital Developer Account may be subject to a Market Value Adjustment upon a premature Surrender, Withdrawal, Transfer, or annuitization requested 31 days or more prior to the end of the Interest Rate Guarantee Period. Because of this adjustment and for other reasons, the amount payable upon Partial Withdrawal or Surrender or applied to a Transfer or annuitization may be more or less than the Capital Developer Account Value at the time of the transaction. However, the Market Value Adjustment will never reduce the earnings on amounts allocated to the Capital Developer Account to less than three percent per year (See "The Capital Developer Account," p. 13.)

TRANSFERS

    You may transfer Contract Value during the Accumulation Period (I.E., prior to the Maturity Date) among the Investment Options subject to certain limitations. The minimum Transfer amount is $250 for transfers from any Variable Subaccount and $1,000 for transfers from the Capital Developer Account. Transfers from Interest Rate Guarantee Periods may be subject to a Market Value Adjustment. (See "Transfers," p. 16.)

    During the Annuity Period (I.E., after the Maturity Date), if a Variable Annuity Option is chosen then a portion of the Separate Account Value may be transferred from one Variable Subaccount to any other Variable Subaccount. No Transfers are permitted when a Fixed Annuity Option is chosen. (See "Transfers," p. 16.)

    A fee equal to $10 may be imposed for each transfer in excess of 15 during any Contract year. Although the Company reserves the right to impose a $10 fee, it currently has no plans to do so.

SURRENDERS AND PARTIAL WITHDRAWALS

    You may elect to Surrender all or withdraw a portion of the Surrender Value in exchange for a cash payment at any time prior to the Maturity Date. The minimum withdrawal amount is $250 from a Variable Subaccount and $1,000 from the Capital Developer Account. Following any Partial Withdrawal, the Contract Value must be at least $2,000. Partial Withdrawals and Full Surrenders are subject to any applicable Surrender Charge, Market Value Adjustment, Annual Administrative Fee, and state premium taxes. (See "Surrenders and Partial Withdrawals," p. 18.) Federal income taxes and a tax penalty may be applicable. (See "Certain Federal Income Tax Matters," p. 28.) After the Maturity Date, Surrenders and Partial Withdrawals generally are not permitted.

    The Separate Account Value remaining in any Variable Subaccount immediately following a Partial Withdrawal must be at least $250, and the Account Value remaining in an Interest Rate Guarantee Period immediately following a Partial Withdrawal must be at least $1,000. If the processing of a Withdrawal request would result in a remaining Variable Subaccount value of less than $250 or a remaining Interest Rate Guarantee Period value of less than $1,000, the Company will treat the Withdrawal request as a request for withdrawal of the entire Contract amount in the relevant Variable Subaccount or Interest Rate Guarantee Period.

    THERE IS NO GUARANTEED OR MINIMUM SURRENDER VALUE WITH RESPECT TO AMOUNTS ALLOCATED TO THE SEPARATE ACCOUNT, SO THE SURRENDER VALUE COULD BE LESS THAN THE TOTAL PREMIUM PAYMENTS ALLOCATED TO THAT ACCOUNT. AMOUNTS ALLOCATED TO THE CAPITAL DEVELOPER ACCOUNT ARE GUARANTEED TO EARN INTEREST AT A MINIMUM RATE OF THREE PERCENT PER YEAR.

DEATH BENEFIT

    In the event that any Contract Owner dies prior to the Maturity Date, a Death Benefit is payable to the Beneficiary upon receipt of Due Proof of Death, an election of the Death Benefit Option, and return of the Contract. The Death Benefit will at least equal the Contract Value at the time of payment. No Surrender Charge, Market Value Adjustment, or Annual Administrative Fee is imposed upon amounts paid as a Death Benefit. (See "Death Benefit," p. 22.)

CHARGES AND DEDUCTIONS

    SURRENDER CHARGE. A declining Surrender Charge will be deducted from the amount of any Partial Withdrawal or Full Surrender during the first eight Contract Years to help defray sales expenses. The Surrender Charge in the first two contract years is 7% of the Contract Value Withdrawn or Surrendered, and declines by one percentage point for each of the next six Contract Years until it equals zero. The Surrender Charge percentages are as follows:

                                                  1          2          3          4          5          6          7          8
YEAR                                              -          -          -          -          -          -          -          -
--------------------------------------------
PERCENTAGE..................................          7          7          6          5          4          3          2          1

                                                  9+
YEAR                                              --
--------------------------------------------
PERCENTAGE..................................           0

    The Surrender Charge will also be imposed on the Maturity Date if it occurs during the first eight years and you choose an annuity option of less than five years. (The Contract may not be annuitized during the first Contract Year.)

    The  Surrender  Charge  will  not  apply  to  certain  distributions.   (See
"Surrender Charge," p. 24.)

    Each Year, a Free Withdrawal Amount, equal to 10% of the Contract Value at the time of the Surrender or Partial Withdrawal, will not be subject to any Surrender Charge. THE COMPANY GUARANTEES THAT THE AGGREGATE SURRENDER CHARGE WILL NEVER EXCEED 8.5% OF THE TOTAL PREMIUM PAYMENTS. (See "Surrender Charge," p. 24.)

    MARKET VALUE ADJUSTMENT. A positive or negative Market Value Adjustment will be applied to any Full Surrender, Partial Withdrawal, Transfer, or annuitization of Capital Developer Account Value 31 days or more prior to the end of the Interest Rate Guarantee Period. The Market Value Adjustment does not apply to amounts transferred from the one year Investment Rate Guarantee Period pursuant to the Dollar Cost Averaging Option.

    The Market Value Adjustment may be positive or negative depending on the Guaranteed Interest Rate credited and the Treasury Rate for the remainder of the Interest Rate Guarantee Period, so it could increase or decrease the amount of a Full Surrender, Partial Withdrawal, Transfer, or annuitization. The adjustment is based on a comparison of the Guaranteed Interest Rate applicable to the Interest Rate Guarantee Period and the Treasury Rate for the Interest Rate Guarantee Period that most closely approximates the remaining duration of the Interest Rate Guarantee Period from which the Partial Withdrawal, Surrender, Transfer, or Annuitization is made. In general, if the Treasury Rate is higher than the Guaranteed Interest Rate, then a negative Market Value Adjustment may be applied, and YOU COULD RECEIVE AN AMOUNT LOWER THAN THE AMOUNT OF CAPITAL DEVELOPER ACCOUNT VALUE ON THE DATE OF THE SURRENDER, PARTIAL WITHDRAWAL, TRANSFER, OR ANNUITIZATION. However, you will never receive less than the amount allocated to the Capital Developer Account, accumulated at an annual interest rate of three percent. If the Treasury Rate is lower than the Guaranteed Interest Rate, then a positive Market Value Adjustment may be applied, and you could receive an amount higher than the Capital Developer Account Value. No Market Value Adjustment will be applied to any Surrender, Partial Withdrawal, Transfer, or annuitization from an Interest Guarantee Period made during the last 30 days of the Interest Rate Guarantee Period. (See "Market Value Adjustment," p. 25.)

    MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a daily charge equal to a percentage of the net assets in the Separate Account for the mortality and expense risks assumed by the Company. The effective annual rate of this charge is 1.25% of the Separate Account Value. The Mortality and Expense Risk Charge does not apply to the Capital Developer Account. (See "Mortality and Expense Risk Charge," p. 26.)

    ADMINISTRATIVE EXPENSE CHARGE. The Company deducts a daily charge equal to a percentage of the net assets in the Separate Account for administering the Separate Account. The effective annual rate of this charge is 0.15% of the Contract Value. The amount of the fee is guaranteed not to increase. The Administrative Expense Charge does not apply to the Capital Developer Account. (See "Administrative Expense Charge," p. 27.)

    ANNUAL ADMINISTRATIVE FEE. An Annual Administrative Fee is imposed each year for Contract maintenance and related administrative expenses. This charge is the lesser of $30 per Contract Year or 2% of Contract Value. The amount of the fee is guaranteed not to increase. It will be deducted from the Contract Value on the last day of each Contract Year and upon Full Surrender of the Contract before a Contract Anniversary. The Annual Administrative Fee will not be deducted if 100% of Contract Value is held in the Capital Developer Account, and it will not be deducted for a Contract Year if, on the last day of that Contract Year, the Contract Value is $30,000 or greater. (See "Annual Administrative Fee," p. 27.)

    TRANSFER CHARGE. A fee equal to $10 may be imposed for each transfer in excess of 15 during any Contract Year. Although the Company reserves the right to impose a $10 fee, it currently has no plans to do so.

    TAXES. The Company may incur Premium Taxes relating to the Contracts. Depending upon applicable state law, the Company will deduct any Premium Taxes related to a particular Contract from Premium Payments, from the Contract Value upon Partial Withdrawal or Surrender, or on the Maturity Date. (See "Premium Taxes," p. 27.)

    No charges are currently made against the Variable Subaccounts or the Capital Developer Accounts for federal, state, or local taxes other than state Premium Taxes. However, the Company may deduct charges for such taxes in the future. (See "Federal, State and Local Taxes," p. 27.)

    TRUST EXPENSES.   The  Separate Account  Value will  reflect the  investment advisory fee and other expenses incurred by the Funds of the Trust and the Federated Prime Money Fund.

    EXPENSE DATA. The charges and deductions explained above are summarized in the following tables. This tabular information regarding expenses assumes that the entire Contract Value is in the Separate Account.

CONTRACT OWNER TRANSACTION EXPENSES(1)

Sales Load on Premium Payments...........................              none
Maximum Surrender Charge
 (as a % of Contract Value Surrendered)(2)...............                   7%
----------------------------------------------------------------------------------------
Annual Administrative Fee................................      The lesser of $30 Per
                                                                 Contract or 2% of
                                                                  Contract Value
----------------------------------------------------------------------------------------

Transfer Fee.............................................    No Fee for First 15 each
                                                           year; $10 for each additional
                                                              transfer (currently not
                                                                     assessed)

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of account value)

Mortality and Expense Risk Charge........................                1.25           %
Administrative Expense Charge............................                0.15           %
                                                                          ---
  Total Separate Account Annual Expenses.................                1.40           %

------------------------
(1) In addition to the Contract Owner transaction expenses reflected in the table, a Market Value Adjustment is applied to the amount of Capital Developer Account Value subject to Full Surrender, Partial Withdrawal, Transfer, or annuitization except during the last 30 days of the Interest Rate Guarantee Period. The Market Value Adjustment may decrease the proceeds to less than the Capital Developer Account Value (but never to less than the amount allocated to that Account, plus interest at 3% per year), or increase the proceeds.

(2) The Surrender Charge is not applicable after the Eighth Contract Year or to the first 10% of Contract Value withdrawn or Surrendered during each Contract Year. (See "Free Surrender Amount," p. 25.)

TRUST ANNUAL EXPENSES(3)
(as a percentage of average net assets)

                                                                                         OTHER       TOTAL FUND
FUND                                                                 MANAGEMENT FEES    EXPENSES      EXPENSES
-------------------------------------------------------------------  ---------------  ------------  -------------
Investment Grade Bond..............................................         0.60%           0.25%         0.85%
High Yield Bond(4).................................................         0.75%           0.20%         0.95%
Growth & Income....................................................         0.70%           0.20%         0.90%
Balanced...........................................................         0.80%           0.20%         1.00%
Growth.............................................................         0.75%           0.25%         1.00%
Emerging Growth(4).................................................         0.80%           0.25%         1.05%
International Equity...............................................         1.00%           0.40%         1.40%
Federated Prime Money (Money Market)...............................         0.50%           0.15%         0.65%

------------------------
(3) The expenses listed for each of the Trust's Funds are estimates for the first year of operations. Actual expenses will differ from amounts listed. Information regarding the Trust's Funds has been provided by the Trust. The expenses listed for the Federated Prime Money Fund represent actual expenses for that Fund.

(4) Massachusetts Financial Services Company ("MFS"), the sub-adviser for the High Yield Bond and Emerging Growth Funds, has voluntarily agreed to waive the portion of the Management fee it receives for providing investment advisory services on behalf of the High Yield Bond and Emerging Growth Funds of the Alexander Hamilton Variable Insurance Trust for the period 2/8/96 to 8/8/96 and 2/8/96 to 11/8/96, respectively.

EXAMPLES

    You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (and assuming the entire Contract Value is allocated to the applicable Subaccount):

                                                                                                1 YEAR     3 YEARS
                                                                                               ---------  ---------
1.         If the Contract is Surrendered* at the end of the applicable time period:
           Money Market Variable Subaccount..................................................  $   95.44  $  141.15
           Investment Grade Bond Variable Subaccount.........................................  $   97.29  $  147.07
           High Yield Bond Variable Subaccount...............................................  $   98.22  $  150.02
           Global Bond Variable Subaccount...................................................  $  102.39  $  163.22
           Balanced Variable Subaccount......................................................  $   98.68  $  151.49
           Growth & Income Variable Subaccount...............................................  $   97.76  $  148.55
           Growth Variable Subaccount........................................................  $   98.68  $  151.49
           Emerging Growth Variable Subaccount...............................................  $   99.15  $  152.96
           International Equity Variable Subaccount..........................................  $  102.39  $  163.22

2.         If the Contract is not Surrendered:**
           Money Market Variable Subaccount..................................................  $   23.59  $   76.27
           Investment Grade Bond Variable Subaccount.........................................  $   25.58  $   82.57
           High Yield Bond Variable Subaccount...............................................  $   26.58  $   85.70
           Global Bond Variable Subaccount...................................................  $   31.07  $   99.74
           Balanced Variable Subaccount......................................................  $   27.08  $   87.26
           Growth & Income Variable Subaccount...............................................  $   26.08  $   84.14
           Growth Variable Subaccount........................................................  $   27.08  $   87.26
           Emerging Growth Variable Subaccount...............................................  $   27.58  $   88.83
           International Equity Variable Subaccount..........................................  $   31.07  $   99.74

------------------------
  * These expense figures also apply if the Contract is annuitized for less than five years.

 ** These figures would apply if the Contract is annuitized for at least five years.

***If  such fee waivers are taken into account, the actual expenses for the High
   Yield and Emerging Growth Variable Subaccounts would be lower than the expenses listed for such Subaccounts shown above.

    The above tables are intended to assist you in understanding the costs and expenses that will be borne, directly or indirectly, by Premium Payments allocated to the Separate Account. These include the expenses of the Trust. (See "Charges and Deductions," p. 24, and the Trust prospectus.) In addition to the expenses listed above, Premium Taxes may be applicable.

    These examples reflect the Annual Administrative Fee as an annual charge of .02% of assets, based on an anticipated average Contract Value of $10,000.

    THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

RIGHT TO EXAMINE CONTRACT

    Until the end of the period of time specified in the Contract, you may examine the Contract and cancel it by delivering or mailing a written notice to the Company's Administrative Service Center or the registered representative from whom it was purchased. The applicable period will depend on the state in which the Contract is issued. In most states it is ten (10) days after the Contract is delivered to you. For a Contract issued as a replacement for another contract, the period is twenty (20) days. Notice of cancellation given by mail and return of the Contract are effective upon being postmarked, properly addressed, and postage paid. The Contract will then be void as if it had never been issued.

    The Company will promptly refund the greater of (a) the Contract Value calculated on the date the Company receives the Contract and refund Request, or
(b) Premium Payments made under the Contract. Any portion of the initial net Premium Payment that is allocated to the Variable Account will be held in the Money Market Variable Subaccount for 15 days from the date the Contract is mailed from the Administrative Service Center, to allow for this Free Look Right (the extra days are to provide time for mail or other delivery of the Contract.)

FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN THE CONTRACT

    If you are a natural person, there should be no federal income tax on increases in the Contract Value (if any) until a distribution under the Contract occurs (E.G., a Partial Withdrawal, Surrender, or Annuity Payment) or is deemed to occur (E.G., a pledge or assignment of a Contract). Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions may be subject to withholding. In addition, a penalty tax may apply to certain distributions or deemed distributions under the Contract. (See "Certain Federal Income Tax Consequences," p. 28.)

INQUIRIES AND WRITTEN NOTICES AND REQUESTS

    Any questions about procedures or the Contract, or any Request required to be directed to the Company, should be sent to the Company's Administrative
Service Center: P.O. Box 19497, Newark, New Jersey 07195-0497 or faxed to 1-800-489-4688. Telephone requests and inquiries may be made by calling 1-800-289-1776. All inquiries and Requests should include the Contract number, your name and the Annuitant's name and should be signed by you.

VARIATIONS IN CONTRACT PROVISIONS

    Certain provisions of the Contracts may vary from the descriptions in this Prospectus in order to comply with different state laws. Any such variations will be included in the Contract itself or in riders or endorsements.

CONDENSED FINANCIAL INFORMATION

    As of the date of this Prospectus, the Separate Account had not yet commenced operations, had no assets or liabilities, and had received no income and incurred no expenses. Accordingly, no historical financial data for the Separate Account is available.

                                     * * *

    NOTE: THE FOREGOING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION IN THE REMAINDER OF THIS PROSPECTUS, IN THE STATEMENT OF ADDITIONAL INFORMATION, IN THE PROSPECTUS FOR THE TRUST, THE PROSPECTUS FOR THE FEDERATED PRIME MONEY FUND, AND IN THE CONTRACT, ALL OF WHICH SHOULD BE REFERRED TO FOR MORE DETAILED INFORMATION. THIS PROSPECTUS GENERALLY DESCRIBES ONLY THE CONTRACT AND THE SEPARATE ACCOUNT. SEPARATE PROSPECTUSES ATTACHED HERETO DESCRIBE THE TRUST AND THE FEDERATED PRIME MONEY FUND.

              ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

    The Company, 33045 Hamilton Court, Farmington Hills, Michigan 48334-3358, is a stock life insurance company. It was incorporated under the laws of Michigan on October 31, 1963. It is principally engaged in the sale of life insurance and annuities, and is licensed in Canada, the District of Columbia, and all states except New York. As of December 31, 1994, the Company had assets of over $7 billion. The Company is wholly-owned by Jefferson-Pilot Corporation, a $16 billion asset company based in Greensboro, North Carolina. Jefferson-Pilot is in the insurance business through Jefferson-Pilot Life Insurance Company, and in the communications business through television and radio stations. The obligations under the Contracts are obligations of the Company.

    For more information about the Company, see "Additional Information About the Separate Account," p. 33.

                               INVESTMENT OPTIONS

    Premium Payments paid under a Contract may be allocated to the eight Variable Subaccounts of the Separate Account, to the two Interest Rate Guarantee Periods of the Capital Developer Account, or to a combination of these Investment Options. THERE IS NO GUARANTEED OR MINIMUM SURRENDER VALUE FOR ANY PREMIUM PAYMENTS OR AMOUNTS ALLOCATED TO ANY VARIABLE SUBACCOUNT.

THE SEPARATE ACCOUNT

    ALEXANDER HAMILTON VARIABLE ANNUITY SEPARATE ACCOUNT. The Alexander Hamilton Variable Annuity Separate Account of Alexander Hamilton Life Insurance Company of America (the "Separate Account") was established as a separate investment account under the laws of the State of Michigan on January 24, 1994. The Separate Account receives and invests the Net Premium Payments under the Contracts that are allocated to it for investment in shares of one or more mutual fund portfolios.

    The Separate Account currently is divided into eight Variable Subaccounts. Additional Variable Subaccounts may be established in the future at the discretion of the Company, and the Company reserves the right to add or remove Variable Subaccounts. Currently, each Variable Subaccount invests in shares of the Federated Prime Money Fund or a corresponding Fund of Alexander Hamilton Variable Insurance Trust (the "Trust"). The assets of the Separate Account are owned by the Company. Under Michigan insurance regulations, an insurer issuing contracts on a variable basis shall maintain in each separate account assets having a value equal to the reserves and other reasonable liabilities and obligations with respect to the account, and a separate account shall not be charged with liabilities arising out of other separate accounts or out of other business of the insurer unless the liabilities have a specific and determinable relation to or dependence upon the separate account. The Company reserves the right to transfer assets of the Separate Account in excess of the reserves and other Contract liabilities with respect to the Separate Account to the Company's general account. The income, if any, and gains or losses realized or unrealized on each Variable Subaccount are credited to or charged against that Variable Subaccount without regard to other income, gains or losses of the Company. Therefore, the investment performance of any Variable Subaccount should be entirely independent of the investment performance of the Company's general account assets or any other separate account maintained by the Company. You bear the entire investment risk with respect to the Contract Value allocated to the Separate Account, and the Separate Account Value could be more or less than the Net Premium Payments allocated to and transfers into the Separate Account.

    The Separate Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. It meets the definition of a "separate account" under the Federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or of the Company.

    When required by law or regulation, an investment objective of the Separate Account may be changed. It will only be changed if approved by the appropriate insurance official of the State of Michigan or deemed approved in accordance with such law or regulation. If so required, the request to obtain such approval will be filed with the insurance official of the state or the district in which the Contract is delivered.

    ALEXANDER HAMILTON VARIABLE INSURANCE TRUST AND FEDERATED PRIME MONEY FUND. The Separate Account will invest in shares of the Federated Prime Money Fund and in shares of the Trust, a series-type mutual fund registered under the 1940 Act as an open-end, management investment company. The Trust currently issues shares of the following seven Funds: Investment Grade Bond Fund, High Yield Bond Fund, Balanced Fund, Growth & Income Fund, Growth Fund, Emerging Growth Fund, and International Equity Fund. The assets of each Fund are held separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income or losses of one Fund have no effect on the investment performance of any other Fund.

    The investment objective of each Fund is as follows:

                                  EQUITY PORTFOLIO CHOICES
   Fund Name                           Objective                              Manager
International     Long-term growth of capital through investments in    Lombard Odier
 Equity           securities whose primary trading markets are outside  International
                  the United States.                                    Portfolio Management
                                                                        Limited
Emerging Growth   Long-term growth of capital by investing primarily    Massachusetts
                  in common stocks of companies that the sub-adviser    Financial Services
                  believes are early in their life cycle but which      Company
                  have the potential to become major enterprises
                  (emerging growth companies).
                  Current income is not a consideration.
Growth            Capital growth by investing primarily in equity       Strong Capital
                  securities.                                           Management

                          EQUITY AND FIXED-INCOME PORTFOLIO CHOICES
    Fund Name                           Objective                              Manager
Growth & Income    Long-term growth of capital and income by investing   Warburg, Pincus
                   primarily in equity securities.                       Counsellors, Inc.
Balanced           High total return from a diversified portfolio of     J.P. Morgan
                   U.S. equity and fixed-income securities.              Investment
                                                                         Management
                   Under normal circumstances, the portfolio attempts
                   to achieve its objective by investing approximately
                   65% of its assets in equities and 35% in
                   fixed-income securities.

                               FIXED INCOME PORTFOLIO CHOICES
   Fund Name                            Objective                              Manager
High Yield Bond   High level of current income by investing primarily    Massachusetts
                  in a professionally managed, diversified portfolio of  Financial Services
                  fixed-income securities, some of which may involve     Company
                  equity features.
                  Capital growth, if any, is a consideration incidental
                  to the primary objective of high current income.
Investment Grade  High total return consistent with moderate risk of     J.P. Morgan
 Bond             capital and maintenance of liquidity.                  Investment
                                                                         Management
Money Market      Current income consistent with stability of principal  Federated Investors
                  ($1 per share) and liquidity.

    AN INVESTMENT IN THE FEDERATED PRIME MONEY FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR THE FDIC OR ANY OTHER AGENCY, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

                                     * * *

    Alexander Hamilton Capital Management, Inc., an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the investment adviser to the Trust. It is located at 33045 Hamilton Court, Farmington Hills, Michigan 48334-3358. Alexander Hamilton Capital Management, Inc. is an affiliate of the Company. It has contracted with sub-advisers to manage the investment portfolio of each Fund.

    J.P. Morgan Investment Management is the sub-adviser to the Investment Grade Bond Fund and the Balanced Fund. J.P. Morgan Investment Management, with principal offices at 522 Fifth Avenue, New York 10036, provides advisory services to pension and other institutional accounts. J.P. Morgan Investment Management is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware.

    Massachusetts Financial Services Company ("MFS") acts as sub-adviser to the High Yield Bond Fund and the Emerging Growth Fund. MFS is located at 500 Boylston Street, Boston Massachusetts 02116-3741.

    Warburg, Pincus Counsellors, Inc. ("Warburg Pincus") acts as sub-adviser to the Growth & Income Fund. Warburg Pincus is a wholly-owned subsidiary of Warburg, Pincus Counsellors, G.P., a New York general partnership. E.M. Warburg, Pincus & Co., Inc., controls Warburg, Pincus through its ownership of a class of voting preferred stock of Warburg, Princus. Warburg Pincus is located at 466 Lexington Avenue, New York, New York 10017.

    Strong Capital Management acts as sub-adviser to the Growth Fund. Strong Capital Management is located at One Hundred Heritage Reserve, Milwaukee, Wisconsin 53201.

    Lombard Odier acts as the sub-adviser to the International Equity Fund. Lombard Odier is located at Norfolk House, 13 Southampton Place, London WC1A 2AJ; UK. Lombard Odier is wholly-owned by Lombard, Odier & Cie, one of the largest and oldest private banks in Switzerland, established in 1798.

    Federated Research is the investment adviser to the Federated Prime Money Fund. It is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

    THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVE. More detailed information, including a description of each Fund's investment objective and policies and a description of risks involved in investing in each of the Funds and of each Fund's fees and expenses is contained in the prospectus for the Trust or for the Federated Prime Money Fund. With regard to the High Yield Bond Fund and other Funds of the Trust investing in higher yielding, higher risk, lower-rated or unrated securities, please consult the section of the Trust's prospectus entitled "Lower Rated Corporate Debt Obligations" for a description of the risks associated with such investments. Current copies of which are attached to this Prospectus. INFORMATION CONTAINED IN THE TRUST'S AND FEDERATED PRIME MONEY FUND'S PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE ALLOCATING PREMIUM PAYMENTS OR TRANSFERRING CONTRACT VALUE TO A VARIABLE SUBACCOUNT OF THE SEPARATE ACCOUNT.

THE CAPITAL DEVELOPER ACCOUNT

    Within the Capital Developer Account, the Company currently offers two guarantee periods, lasting for one and seven years. Both provide for fixed accumulations at a specified Guaranteed Interest Rate on Premium Payments allocated to, and amounts transferred to, the Capital Developer Account. Amounts allocated to the Capital Developer Account may be subject to a Market Value Adjustment upon a Surrender, Partial Withdrawal, Transfer or annuitization requested more than 30 days prior to the end of the Interest Rate Guarantee Period. The Market Value Adjustment will never reduce the return on amounts allocated to the Capital Developer Account to less than three percent per year. Because of this adjustment and for other reasons, the amount payable upon Partial Withdrawal or Surrender or applied to a Transfer or annuitization may be more or less than the Capital Developer Account Value at the time of transaction.

    Assets supporting amounts allocated to the Capital Developer Account are held in the Company's general account and are available to fund the claims of all classes of customers, policy owners and other creditors of the Company. Premium Payments will be allocated to the Interest Rate Guarantee Periods to the extent elected by the Contract Owner at the time of the initial Premium Payment or as subsequently elected. In addition, all or part of the Separate Account Value may be transferred to one or more of the Interest Rate Guarantee Periods prior to Maturity Date.

    Contract Value in the Interest Rate Guarantee Periods will not share in the investment performance of the Company's general account or any portion thereof. Instead, the Company will pay a specified rate of interest, the Guaranteed Interest Rate, for each Interest Rate Guarantee period. The interest rate credited to each Interest Rate Guarantee Period will vary in the sole discretion of the Company, but it will never be less than three percent annually. There is no specific formula for the determination of the Guarantee Interest Rate. Some of the factors that the Company may consider in determining the Guaranteed Interest Rate are: general economic trends; rates of return currently available and anticipated on the Company's investments; expected investment yields; regulatory and tax requirements; and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE INTEREST RATE GUARANTEE PERIODS WILL BE DETERMINED
IN THE SOLE DISCRETION OF THE COMPANY. The Company resets this rate periodically. It currently resets the rate monthly, but in the future the rate may be reset more or less frequently. Due to the Market Value Adjustment and Surrender Charge, the Contract Owner assumes the risk that the Surrender Value of amounts allocated to the Capital Developer Account (or the proceeds of a transfer or amount annuitized) will be less than the Capital Developer Account Value.

    The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus to its sole stockholder.

    SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS, AND ANNUITIZATIONS OF CAPITAL DEVELOPER ACCOUNT VALUE FROM AN INTEREST RATE GUARANTEE PERIOD MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT (AS WELL AS A SURRENDER CHARGE). THEREFORE, THE NET AMOUNT YOU RECEIVE MAY BE LESS THAN THE AMOUNT REQUESTED FOR WITHDRAWAL, TRANSFER OR SURRENDER. (SEE "SURRENDER CHARGE," P. 24 AND "MARKET VALUE ADJUSTMENT," P. 25.)

    The Company will invest the assets of the Capital Developer Account in those assets chosen by the Company and allowed by applicable state laws regarding the nature and quality of investment that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

    The Company may utilize a "segregated account" within its general asset account in connection with the Capital Developer Account Value. Nevertheless, Contract Owners who allocate amounts to the Capital Developer Account do not share in the investment performance of that segregated account or any other portion of the assets of the Company. Accordingly, in contrast to the Separate Account, there are no Accumulation Units or calculation of Accumulation Unit values to measure the investment performance of the Capital Developer Account. (This type of segregated account is sometimes referred to as a "non-unitized" separate account.)

                    THE ALLEGIANCE VARIABLE ANNUITY CONTRACT

    The Allegiance Variable Annuity Contract (the "Contract") is an individual Flexible Premium Multi-Funded Deferred Variable Annuity Contract. The Contract may be purchased on a non-qualified basis ("Non-qualified Contract"). The Contract may also be purchased in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Contract").

    THERE IS NO GUARANTEED OR MINIMUM SURRENDER VALUE UNDER THE CONTRACT, SO THE AMOUNT RECEIVED ON SURRENDER COULD BE LESS THAN THE AMOUNT OF PREMIUM PAYMENTS. HOWEVER, AMOUNTS ALLOCATED TO THE CAPITAL DEVELOPER ACCOUNT ARE GUARANTEED TO EARN A MINIMUM RATE OF INTEREST OF AT LEAST THREE PERCENT PER YEAR.

CONTRACT APPLICATION AND ISSUANCE OF CONTRACTS

    Before it will issue a Contract, the Company must receive a completed Application and an initial Premium Payment of at least $2,000 (although a lower minimum may apply to certain Qualified Contracts). The initial Premium Payment can be made in a single payment or by twelve equal systematic payments over the first 12 Contract Months. The systematic payments must be made via automatic debits or automated clearing house transfers from a checking or savings account. The Company reserves the right to reject any Application or Premium Payment. For a Non-qualified Contract, the Contract Owner (or the Annuitant, if different than the Contract Owner) must be age 80 or younger. The Contract Owner (who generally must also be the Annuitant for Qualified Contracts) must be age 75 or younger for certain types of Qualified Contracts. The Contract is not available in all states.

    If the Application is properly completed and can be accepted in the form received, the initial Net Premium Payment will be credited to the Contract Value within two Business Days after the later of receipt of the Application or receipt of the initial Premium Payment at the Company's Administrative Service Center. (The Net Premium Payment is the total Premium Payment less any applicable Premium Tax.) If the initial Net Premium Payment allocated to the Separate Account cannot be credited because the Application or other issuing requirements are incomplete, the applicant will be contacted within five Business Days and given an explanation for the delay, and the initial Premium Payment will be returned at that time unless the applicant consents to the Company's retaining the initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled. In that event, the initial Net Premium Payment will be credited to the Contract Value within two Business Days of the Application's completion.

    The Contract will become effective on the date the initial Net Premium Payment is credited to the Contract Value.

PREMIUM PAYMENTS

    All Premium Payments, checks, or electronic fund transfers should be made payable to Alexander Hamilton Life Insurance Company of America and sent to the Company's Administrative Service Center. Receipts will be provided upon request. A confirmation of each transaction will be provided. Premium Payments may be made directly by the Contract Owner on a flexible basis, through the systematic investment program, on a monthly or quarterly basis, or through a group billing or payroll deduction arrangement on a periodic basis.

    INITIAL PREMIUM PAYMENT. The minimum initial Premium Payment is currently $2,000 (although a lower minimum may apply to certain Qualified Contracts). However, the minimum initial premium can be made in 12 equal monthly payments when a Contract Owner has elected the systematic investment program for additional premiums to be automatically withdrawn monthly from the Contract Owner's bank account or when an applicant is part of a periodic group billing or payroll deduction arrangement. The Company reserves the right to increase or decrease this amount for Contracts issued after some future date. The initial Premium Payment is the only Premium Payment required to be paid under a Contract. The maximum initial Premium Payment that the Company will currently accept without its prior approval is $1,000,000.

    ADDITIONAL PREMIUM PAYMENTS. Prior to the Maturity Date and before a Death Benefit has become payable, you may make additional Premium Payments at any interval. The minimum additional Premium Payment under the Contract is $50. The Company reserves the right to limit the dollar amount of any additional Premium Payments. Cumulative Premium Payments under the Contract may not exceed
$1,000,000 without the prior approval of the Company. Additional Premium Payments will be credited to Contract Value as of the Valuation Period during which they are received by the Company at its Administrative Service Center.

    ALLOCATION OF PREMIUM PAYMENTS. The initial Net Premium Payment will be allocated to the Money Market Variable Subaccount for 15 days after the Contract Date except for premiums allocated to the Capital Developer Account. After 15 days, it and all other Premium Payments will be allocated among the eight Variable Subaccounts as specified by you in the Application. (If you fail to specify how Premium Payments are to be allocated, the Application cannot be accepted). You must allocate Premium Payments to one or more Variable Subaccounts of the Separate Account or to one or more Interest Rate Guarantee Periods, or some combination thereof in whole percentages (totaling 100%). Any allocation to a Variable Subaccount must be at least $50 and in increments of 5% of a Premium Payment. Any allocation to an Interest Rate Guarantee Period of the Capital Developer Account must be at least $1,000. Premium Payments allocated to an Interest Rate Guarantee Period will be credited with interest from the day after they are received.

    The allocation specified in the Application will continue to be used for additional Premium Payments unless you request a change of allocation. You may change the allocation instructions for Net Premium Payments any time before the Maturity Date by Request to the Company's Administrative Service Center. You must specify your new allocation choices. The allocation change will apply to Premium Payments received with or after the Request.

    PAYMENT NOT HONORED BY BANK. Any payment due under the Contract which is derived, all or in part, from any amount paid to the Company by check or draft may be postponed until such time as the Company determines that such instrument has been honored.

CONTRACT VALUE

    On the Contract Date, the Contract Value equals the initial Net Premium Payment. Thereafter, on any day on or before the Maturity Date, the Contract Value equals the sum of the Separate Account Value and the Capital Developer
Account Value. The Contract Value will increase by (1) any additional Premium Payments received by the Company; (2) any increases in the Contract Value due to investment results of the selected Separate Account Variable Subaccounts; (3) interest credited to the Capital Developer Account; and (4) any positive Market Value Adjustments. The Contract Value will decrease by (1) any Partial Withdrawals or Full Surrenders, including applicable charges; (2) any decreases in the Contract Value due to investment results of the selected Separate Account Variable Subaccounts; (3) the Mortality and Expense Risk Charge, the Administrative Expense Charge, any applicable Transfer Charge, and, on the last day of any Contract Year, the Annual Administrative Fee; (4) any negative Market Value Adjustment; and (5) taxes, when applicable. The Company will inform you of your Contract Value upon request.

    The Contract Value is expected to change from Valuation Period to Valuation Period. A Valuation Period is the period between successive Valuation Days. A Valuation Day is any day that the New York Stock Exchange is open for trading. Holidays are generally not Valuation Days.

    THE SEPARATE ACCOUNT VALUE. When a Net Premium Payment is allocated or an amount is transferred to a Variable Subaccount of the Separate Account, it is credited to the Separate Account Value in the form of Accumulation Units. Each Variable Subaccount of the Separate Account has a distinct Accumulation Unit value. The number of units credited is determined by dividing the portion of the Net Premium Payment or amount transferred by the dollar value of one Accumulation Unit of the Variable Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. When amounts are transferred out of, or withdrawn or Surrendered from, a Variable Subaccount, Accumulation Units are cancelled or redeemed in a similar manner.

    The Separate Account Value will be determined on every Valuation Day. For each Variable Subaccount, the Accumulation Unit value for a given Valuation Period is based on the net asset value of a share of the corresponding Fund of the Trust or the Federated Prime Money Fund. Therefore, the Accumulation Units will fluctuate in value from day to day based on the investment experience of the corresponding Fund and the Separate Account Value will increase or decrease to reflect the investment performance of the corresponding Fund. The Separate Account Value also reflects expenses borne by the Fund(s) and the deduction of certain charges. The determination of Variable Subaccount Accumulation Unit values is described in detail in the Statement of Additional Information.

    THE CAPITAL DEVELOPER ACCOUNT VALUE. When a Net Premium Payment is allocated or an amount is transferred to a Capital Developer Account Interest Rate Guarantee Period, it is credited to a new Account. (See "The Capital Developer Account," p. 12.) In addition, interest at specified interest rates is credited to the Capital Developer Account Value. When amounts are surrendered or withdrawn from, transferred out of, or annuitized from an Interest Rate Guarantee Period, the Capital Developer Account Value is reduced accordingly, and it may also be increased or decreased by any Market Value Adjustment. (See "Market Value Adjustment," p. 25.) Unlike the Separate Account, there are no Accumulation Units in the Capital Developer Account.

    MINIMUM CONTRACT VALUE. A minimum Contract Value of $2,000 for Non-Qualified Contracts must be maintained during the Accumulation Period. If you fail to maintain the minimum Contract Value and no Premium Payments have been made in the past two years, then the Company may, upon ninety (90) days notice forwarded to your most current address given us, cancel the Contract and return the Contract Value less any applicable fees to you in one lump sum. If you make sufficient Premium Payments to restore the Contract Value to at least the minimum Contract Value within ninety (90) days of the date of notice, the Contract will not be cancelled.

TRANSFERS

    You can transfer Contract Value to or from Interest Rate Guarantee Periods of the Capital Developer Account and/or any Variable Subaccount of the Separate Account, within certain limits, as described below. The Company reserves the right to restrict the transfer privilege in any way or to eliminate it entirely. A Request for a transfer, made by you, must be received at the Company's Administrative Service Center before a transfer will be effected.

    The Company reserves the right to defer transfers among Variable Subaccounts or to the Capital Developer Account as permitted by the Investment Company Act of 1940, as amended. Such delay may occur because (i) the New York Stock Exchange is closed for trading (other than usual weekend or holiday closing);
(ii) the SEC determines that a state of emergency exists; or (iii) an order or pronouncement of the SEC permits a delay for your protection.

    TRANSFERS DURING THE ACCUMULATION PERIOD are subject to the following provisions:

    - There is no limit to the number of transfers that can be made. No fee is imposed on the first 15 transfers in each Contract Year during the Accumulation Period, but a fee equal to $10 may be imposed for each transfer in excess of 15 during any Contract Year. Although the Company reserves the right to impose the $10 fee, it currently has no plans to do so.

    - Transfers from an Interest Rate Guarantee Period that are made within 30 days of the end of the Interest Rate Guarantee Period are not subject to a Market Value Adjustment. All other transfers from Interest Rate Guarantee Periods are subject to a Market Value Adjustment.

    - If, after a transfer, the remaining Contract Value in the Variable Subaccount from which the transfer was made would be less than $250, the Company may include that remaining Contract Value as part of the transfer.

    - The minimum amount you may transfer among the Variable Subaccounts is $250 or the entire Contract Value remaining in the Investment Option. The minimum amount that may be transferred to or from an Interest Rate Guarantee Period of the Capital Developer Account is $1,000.

    - No transfers are permitted during the fifteen day period immediately following the Contract Date.

    DURING THE ANNUITY PERIOD, under any Variable Annuity Option, you (whether you are the Annuitant or not) may transfer Separate Account Value among Variable Subaccounts, subject to the following provisions:

    - There is no limit to the number of transfers that can be made. No fee is imposed on the first 15 transfers in each Contract Year during the Accumulation Period, but there may be a charge of $10 for each transfer in excess of 15 during any Contract Year. The Company reserves the right to charge the fee, however, it currently has no plans to do so. The Company will provide at least 30 days notice of its intention to impose such fee.

    - If, after a transfer, the remaining Separate Account Value in the Variable Subaccount from which the transfer was made is less than $250, the Company may include that remaining Separate Account Value as part of the transfer.

    - The minimum amount you may transfer from a Variable Subaccount is $250 or the entire Contract Value remaining in the Variable Subaccount.

    Transfers between Variable Subaccounts during the Annuity Period will be processed based on the formula outlined in the Statement of Additional Information (see "Annuity Period Transfer Formulas").

    NO TRANSFERS OF AMOUNTS APPLIED TO A FIXED ANNUITY OPTION ARE PERMITTED.

DOLLAR COST AVERAGING

    Under the Dollar Cost Averaging program, if elected, you can instruct the Company to automatically transfer a specified dollar amount from any Variable Subaccount or the One Year Interest Rate Guarantee Period of the Capital Developer Account to the Variable Subaccounts or the One Year Interest Rate Guarantee Period. The program is not available in connection with the Seven Year Interest Rate Guarantee Period of the Capital Developer Account. The automatic transfers can occur monthly or quarterly, and the amount transferred each time must be at least $50. At the time the program begins, there must be a minimum value of $5,000 in the Contract. Automatic transfers from the One Year Interest Rate Guarantee Period of the Capital Developer Account taken under the Dollar Cost Averaging program will not be subject to a Market Value Adjustment.

    Dollar Cost Averaging, a long-term investment method which provides for regular, level investments over time, results in the purchase of more Accumulation Units when the Accumulation Unit Value is low, and fewer Accumulation Units when the Accumulation Unit Value is high. However, there is no guarantee that the Dollar Cost Averaging program will result in a higher Contract Value, protect against loss, or otherwise be successful.

    The Dollar Cost Averaging program can be elected when purchasing the Contract or at a later date. The election can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. Otherwise, the program will terminate when the amount in the Variable Subaccount or the One Year Interest Rate Guarantee Period of the Capital Developer Account, as applicable, equals $250 or less. There is no charge for this program. Transfers made as part of the Dollar Cost Averaging program do not count toward the 15 free transfers that are permitted annually under the Contract.

                        DISTRIBUTIONS UNDER THE CONTRACT

SURRENDERS AND PARTIAL WITHDRAWALS

    Prior to the Maturity Date, you may surrender all (a "Surrender" or "Full Surrender") or withdraw a portion (a "Partial Withdrawal") of the Surrender Value in exchange for a cash payment from the Company by sending a Request, signed by you, to the Company's Administrative Service Center. The Surrender Value is the Contract Value minus any applicable Surrender Charge, Annual Administrative Fee, and any applicable Premium Taxes, and plus or minus any Market Value Adjustment. THERE IS NO MINIMUM OR GUARANTEED SURRENDER VALUE FOR AMOUNTS ALLOCATED OR TRANSFERRED TO THE VARIABLE SUBACCOUNTS OF THE SEPARATE ACCOUNT.

    The proceeds payable upon a Partial Withdrawal will be the Partial Withdrawal amount requested. Any applicable Surrender Charge will be subtracted, and then any applicable Market Value Adjustment will be added to or subtracted from the remaining Contract Value. For Partial Withdrawals, you must specify the Investment Option from which the withdrawal should be taken; otherwise we will prorate the amount based on your current Contract Value allocation.

    No Market Value Adjustment is imposed on Surrenders or Partial Withdrawals made from an Interest Rate Guarantee Period during the last 30 days of the Interest Rate Guarantee Period.

    The minimum amount that can be withdrawn is $250 ($1,000 from any Guaranteed Interest Period of the Capital Developer Account) unless the Company agrees otherwise or unless a smaller amount is required to comply with the Code.
Qualified Contracts may be subject to required minimum distribution requirements. (See "Certain Federal Income Tax Consequences," p. 28.) In addition, following any Partial Withdrawal, the remaining Contract Value must be at least $2,000. If the processing of a Partial Withdrawal request would result in a remaining Contract Value of less than $2,000, the Company may treat the Partial Withdrawal request as a request for a Full Surrender of the Contract, and you will receive the Surrender Value. Following payment of the Surrender Value, the Contract will be cancelled. If the amount requested to be withdrawn or Surrendered from an Investment Option is greater than the Contract Value of that Investment Option, the Company will pay you the entire Contract Value of that Investment Option, minus any Surrender Charge and plus or minus any Market Value Adjustment, and minus any Annual Administrative Fee and any charge for applicable Premium Taxes that may apply.

    The Separate Account Value remaining in any Variable Subaccount immediately following a Partial Withdrawal must be at least $250. The Capital Developer Account Value remaining in an Interest Rate Guarantee Period immediately following a Partial Withdrawal must be at least $1,000. If the processing of a withdrawal request would result in Separate Account Value remaining in a Variable Subaccount of less than $250 or Capital Developer Account Value remaining in an Interest Rate Guarantee Period of less than $1,000, the Company may treat the Withdrawal request as a request for withdrawal of the entire
Separate Account Value remaining in the relevant Variable Subaccount or the entire Capital Developer Account Value remaining in the relevant Interest Rate Guarantee Period.

    You may Surrender the Contract at any time prior to the Maturity Date by sending a Request to the Company at its Administrative Service Center. After the Maturity Date, no Surrenders or Partial Withdrawals are permitted. (See "Annuity Payment Options," p. 20.)

    Withdrawals and Surrenders will be processed using the Separate Account Value for the Valuation Period during which the Request for Withdrawal or Surrender is received by the Company at its Administrative Service Center. The Company will pay all Partial Withdrawals and Full Surrender requests to you or to any other Payee that you designate within five (5) business days (unless you choose a later date) following receipt by the Company at its Administrative Service Center of your Request and all requirements necessary to process the request, except as follows:

    - CAPITAL DEVELOPER ACCOUNT -- The Company reserves the right, when permitted by law, to defer payment of any Partial Withdrawal or Full Surrender from the Interest Rate Guarantee Periods for up to six (6) months. Interest will be paid on any amount deferred for 30 days or more at a rate of at least 3.0% per year.

    - SEPARATE ACCOUNT -- The Company reserves the right to defer the payment of any Partial Withdrawal or Full Surrender from the Separate Account as permitted by the Investment Company Act of 1940, as amended. Such delay may occur because (i) the New York Stock Exchange is closed for trading (other than usual weekend or holiday closing); (ii) the SEC determines that a state of emergency exists; or (iii) an order or pronouncement of the SEC permits a delay for your protection.

    In addition, a Premium Payment amount is not available to satisfy a Partial Withdrawal or Full Surrender until the check or other instrument by which such Premium Payment was made has been honored.

    Since you assume the entire investment risk with respect to Premium Payments and Transfers allocated to the Separate Account, and because Partial Withdrawals and Surrenders are subject to a Surrender Charge, an Annual Administrative Fee, and possibly Premium Taxes, THE TOTAL AMOUNT PAID UPON FULL SURRENDER MAY BE MORE OR LESS THAN THE TOTAL PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT (taking any prior Partial Withdrawals into account). Following a Full Surrender, or at any time Partial Withdrawals reduce the Contract Value to zero, all of your rights and those of the Annuitant will terminate.

    PARTIAL WITHDRAWALS (INCLUDING SYSTEMATIC WITHDRAWALS DESCRIBED BELOW) AND SURRENDERS MAY BE TAXABLE AND A PENALTY TAX MAY APPLY PRIOR TO AGE 59 1/2. (SEE "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," P. 28.)

SYSTEMATIC WITHDRAWAL PLAN

    Under the Systematic Withdrawal Plan, you can instruct the Company to make automatic withdrawal payments to you monthly, quarterly, semi-annually or annually from a specified Variable Subaccount. The minimum monthly payment is $250, the minimum quarterly payment is $750, the minimum semi-annual payment is $1,500, and the minimum annual payment is $3,000, or the amounts can be the minimum required amounts to comply with qualified plan requirements. The request for systematic withdrawal must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is submitted. The Surrender Charge will not apply to the first 10% of Contract Value (determined at the time of the Withdrawal) that is withdrawn during a Contract Year. Amounts withdrawn in excess of 10% will be subject to any applicable Surrender Charge. After the eighth Contract Year, amounts withdrawn will no longer be subject to a Surrender Charge. Systematic Withdrawals may not be taken from the Interest Rate Guarantee Periods. Systematic Withdrawals may result in certain tax consequences. (See "Certain Federal Income Tax Consequences," p. 28.)

ANNUITY PAYMENTS

    The Company will make Annuity Payments beginning on the Maturity Date, provided that the Contract is in force on that date. The Annuity Payment Option and frequency of Annuity Payments may not be changed after Annuity Payments begin. Unless you specify otherwise, the Payee of the Annuity Payments is the Annuitant. The dollar amount of the payments will depend on numerous factors including the Contract Value, the type of Annuity and Annuity Payment Option you elected, the frequency of payments you elected, and possibly the age of the Annuitant.

    MATURITY DATE. Initially, you select the Maturity Date at the time the Application is completed. You may change the Maturity Date from time to time, by submitting a Request to the Company, provided that notice of each change is received by the Company's Administrative Service Center at least thirty (30) days prior to the then-current Maturity Date along with the written consent of any irrevocable Beneficiaries. The latest Maturity Date which may be elected for a Non-qualified Contract is the Annuitant's 85th birthday or the tenth Contract anniversary (whichever is later) and for a Qualified Contract, the date the Annuitant attains age 70 1/2, unless you demonstrate that the minimum required distribution under the Code is being made. If you do not select a Maturity Date, the Maturity Date will be the Annuitant's 85th birthday (for a Non-qualified Contract) or the date the Annuitant attains age 70 1/2 (for a Qualified Contract).

    ELECTION OF ANNUITY PAYMENT OPTION. During your lifetime and that of the Annuitant and prior to the Maturity Date, you may choose an Annuity Payment Option. You may change the option, but a Request specifying a change of option and the written consent of any irrevocable Beneficiary must be received by the Company's Administrative Service Center at least thirty (30) days prior to the Maturity Date. If no election is made at least 30 days prior to the Maturity Date, Annuity Payments will be made as an annuity for the Annuitant's life with Annuity Payments guaranteed for ten years. (See "Annuity Payment Options," below.) You may not change the Annuity Payment Option after the Maturity Date.

    If the Maturity Date is in the first eight Contract Years and if an annuity option of less than five years is elected, then the surrender charge will be deducted.

    If any Contract Owner or the Annuitant (if the owner is a non-natural person) dies prior to the Maturity Date, the Beneficiary may receive a Death Benefit. (See "Death Benefit," p. 22.)

    TAXES. All or part of each Annuity Payment will be taxable. (See "Certain Federal Income Tax Consequences," p. 28.) The Company may be required by state law to pay a Premium Tax on the amount of Premiums or the amount applied to an Annuity Payment Option. The Company will deduct a charge for the amount of any Premium Taxes when it is required by law to pay such Premium Taxes.

ANNUITY PAYMENT OPTIONS

    The Contract provides five Annuity Payment Options which are described below. Four of these are offered as EITHER a Fixed Annuity or a Variable Annuity (Option D is only available as a Fixed Annuity). You may elect a Fixed Annuity, a Variable Annuity, or a combination of both. If you elect a combination, you must specify what part of the Contract Value is to be applied to the Fixed and Variable Payment Options. Unless specified otherwise, the Capital Developer Account Value will be used to provide a Fixed Annuity and the Separate Account Value will be used to provide a Variable Annuity. Variable Annuity Payments will be based on the Variable Subaccount(s) that you select, or on the allocation of the Separate Account Value among the Variable Subaccounts.

    If the amount of the Annuity Payments will depend on the age of the Annuitant, the Company reserves the right to ask for satisfactory proof of the Annuitant's age. If Annuity Payments are contingent upon the survival of the Annuitant, the Company may require evidence satisfactory to it that such Annuitant is living. The Company may delay making Annuity Payments until satisfactory proof is received.

    On the Maturity Date, the sum of (i) the Capital Developer Account Value and
(ii) the Separate Account Value, minus (iii) any applicable Surrender Charge, minus (iv) any Premium Tax, plus or minus (v) any Market Value Adjustment will be applied to provide for Annuity Payments under the selected Annuity Payment Option.

    The Contract's annuity premium rates are based on the Commissioners' Standard Ordinary 1983 Mortality Table a with Projection Scale G, with 10 years' projected mortality improvement and with interest compounded annually at 3%. (The projection of mortality improvement results in smaller annuity payments than you would receive without this projection.) However, if the Company's annuity premium rates in effect on the Maturity Date would result in higher Annuity Payments, then those more favorable rates will be used. Unisex tables will be used for Qualified Contracts, and sex-distinct tables will be used, where permitted, for Non-qualified Contracts. If you ask, the Company will provide you with a copy of those annuity premium rate tables. The amounts you receive, however, may be greater than the amounts shown in the tables.

    A FIXED ANNUITY provides for Annuity Payments which will remain constant pursuant to the terms of the Annuity Payment Option elected. The effect of choosing a Fixed Annuity is that the amount of each payment will be set on the Maturity Date and will not change. If a Fixed Annuity is selected, the Separate Account Value used to provide the Fixed Annuity will be transferred to the general assets of the Company, and may become subject to the claims of the Company's third party creditors. The Annuity Payments will be fixed in amount by the Fixed Annuity provisions selected and, for some options, the age of the Annuitant. The Fixed Annuity payment amounts are determined by applying the annuity premium rate specified in the Contract to the portion of the Contract Value allocated to the Fixed Annuity Option that you select.

    A VARIABLE ANNUITY provides for payments that fluctuate or vary in dollar amount, based on the investment performance of your selected allocations to one or more Separate Account Variable Subaccounts. The Variable Annuity Purchase Rate tables in the Contract reflect an assumed interest rate of 3.0%, so if the actual net investment performance of the Variable Subaccount is less than this rate, then the dollar amount of the actual Variable Annuity Payments will decrease. If the actual net investment performance of the Variable Subaccount is higher than this rate, then the dollar amount of the actual Variable Annuity Payments will increase. If the net investment performance exactly equals the 3.0% rate, then the dollar amount of the actual Variable Annuity Payments will remain constant.

    - ANNUITY UNITS AND PAYMENTS. The dollar amount of each variable annuity payment depends on the number of Annuity Units credited to that Annuity Payment Option and the value of those units. The number of Annuity Units is determined as follows:

        1. The dollar amount of the first payment with respect to each Variable Subaccount is determined by multiplying the portion of the Contract Value to be applied to the Variable Subaccount by the annuity premium rate specified in the Settlement Option table in the Contract.

        2. The number of Annuity Units credited in each Variable Subaccount is then determined by dividing the dollar amount of the first payment by the value of one Annuity Unit in that Variable Subaccount on the Maturity Date.

        3. The amount of each subsequent Annuity Payment equals the product of the Annuitant's number of Annuity Units and the Annuity Unit values on the payment date. The amount of each payment may vary.

    - ANNUITY UNIT VALUE. The value of the Annuity Units will increase or decrease on a daily basis to reflect the investment performance of the applicable Fund of the Trust or the Federated Prime Money Fund. The value of an Annuity Unit in a Variable Subaccount on any Valuation Day is determined as follows:

        1. The value of the Annuity Unit for the Variable Subaccount on the preceding Valuation Day is multiplied by the Net Investment Factor for the Valuation Period.

        2. The result in (1) is then multiplied by a factor (slightly less than one) to compensate for the interest assumption built into the Annuity Premium Rates.

    The Net Investment Factor reflects the investment experience of the applicable Fund and certain charges (See the Statement of Additional Information for a detailed description of the Net Investment Factor).

    You may choose to receive Annuity Payments under any one of the Annuity Payment Options described below. The Company may consent to other plans of payment before the Maturity Date. Additionally, you may also elect to receive the Contract Value as of the Maturity Date in a lump sum payment.

    NOTE CAREFULLY: UNDER ANNUITY OPTIONS II AND III IT WOULD BE POSSIBLE FOR ONLY ONE ANNUITY PAYMENT TO BE MADE IF THE ANNUITANT(S) WERE TO DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT; ONLY TWO ANNUITY PAYMENTS IF THE ANNUITANT(S) WERE TO DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT; AND SO FORTH.

    The following Annuity Options are available:

    ANNUITY OPTION I -- PERIOD CERTAIN (AVAILABLE AS A FIXED ANNUITY ONLY) -- Payments will be made for a specified period. The specified period must be at least five (5) years and cannot be more than thirty (30) years.

    ANNUITY OPTION II -- LIFE INCOME -- Payments will be made as long as the Annuitant lives with optional guaranteed periods (Life Income with Period Certain).

    ANNUITY OPTION III -- (1) JOINT AND LAST SURVIVOR PAYMENTS -- Payments will be made during the joint lifetime of two Annuitants, continuing in the same amount during the lifetime of the surviving Annuitant; or (2) Joint and 50% or 75% Survivor Annuity -- Payments will be made during the joint lifetime of two Annuitants, continuing during the lifetime of the surviving Annuitant and will be computed on the basis of one-half or three-fourths of the Annuity Payment (or units) in effect during the joint lifetime.

    ANNUITY OPTION IV -- SPECIAL INCOME SETTLEMENT AGREEMENT -- The Company will pay the proceeds in accordance with terms agreed upon in writing by you and the Company.

    During the Annuity Period, you may (whether or not you are the Annuitant), upon Request, transfer a portion of any Variable Subaccount to another Variable Subaccount within the Separate Account. (See "Transfers," p. 16.) However, during the Annuity Period, no Partial Withdrawals or Surrenders are permitted.

    A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, the Company has not received a proper written election not to have federal income taxes withheld, the Company must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. (See "Certain Federal Income Tax Consequences," p. 28.)

    Except as otherwise agreed to by you and the Company, Annuity Payments will be payable monthly. If the Contract Value is less than $2,000 (or an amount that would provide monthly Annuity Payments of less than $100 under any Annuity Payment Option) on the Maturity Date, the Company will make payment in a lump sum. The Company may require proof from the Payee of the Annuitant's survival as a condition of future payments.

DEATH BENEFIT

    DEATH OF CONTRACT OWNER PRIOR TO MATURITY DATE. If any Contract Owner dies before the Maturity Date, a Death Benefit will be paid to the Beneficiary, if living. The Death Benefit is payable upon the Company's receipt of Due Proof of Death, as well as proof that the death occurred during the Accumulation Period. Upon the Company's receipt of this proof and an election of a Death Benefit Option and return of the Contract, the Death Benefit generally will be payable after the Company has sufficient information to make the Death Benefit payment(s). If an election by the Beneficiary to receive annuity payments as described below under "Payment of Death Benefit to Beneficiary" is not received by the Company within 90 days following the date Due Proof of Death of the Contract Owner is received by the Company, the Beneficiary will be deemed to have elected to receive the Death Benefit in the form of a single cash payment on such 90th day.

    The determination of the Death Benefit depends upon the Contract Owner's Issue Age (age when the Contract was issued). If any Contract Owner dies and his or her Issue Age is less than or equal to age 75, the amount of the Death Benefit is equal to the greatest of:

    (A) the sum of all Premium Payments less any "Adjusted Partial Withdrawals," including premium taxes, with interest compounded at 4% per year (compounding continues up to the date of death and ends at the Contract Owner's age 75);

    (B) the Contract Value as of the most recent fifth Contract Anniversary occurring while the Contract Owner was living and before the Contract Owner's age 75, plus any Premium Payments and minus any "Adjusted Partial Withdrawals" made since that Contract Anniversary; and

    (C) the Contract Value as of the date the Company has sufficient information to make the Death Benefit payment.

(For purposes of (A) and (B), above, the Death Benefit will be calculated as of the date of the Contract Owner's death but will never be greater than 200% of all Premium Payments, less any Partial Withdrawals.)

    The "Adjusted Partial Withdrawal" for each Partial Withdrawal is the product of (a) times (b) where:

    (a) is the ratio of the amount of the Partial Withdrawal to the Contract Value on the date of (but prior to) the Partial Withdrawal; and

    (b)  is  the  Death  Benefit on  the  date  of (but  prior  to)  the Partial
       Withdrawal.

    If any Contract Owner dies and his or her Issue Age is greater than age 75, the amount of the Death Benefit is equal to the Contract Value on the date the Company has received Due Proof of Death, election of a payment option, and return of the Contract.

    If the Contract Owner is deemed a non-natural person (i.e., a trust or corporation) under Section 72 of the Code, the Death Benefit is payable upon the death of the primary Annuitant. (The "primary Annuitant" is that individual whose life affects the timing or amount of Annuity Payments under the Contract.) The Death Benefit in such situation is equal to the Contract Value on the date the Company has received Due Proof of Death of the primary Annuitant, election of a payment option, and return of the Contract.

    Payment of the Death Benefit will be in full settlement of the Company's liability under the Contract, and the Contract will be cancelled on the date the Death Benefit is determined and paid.

    Death Benefit Payments will be made in a lump sum or in accordance with the Contract Owner's or Beneficiary's election, as described below. The Contract Value will be calculated as of the date the Company receives at its Administrative Service Center Due Proof of Death and all requirements necessary to make the payment. The Contract will end on such date.

    IRS REQUIRED DISTRIBUTION. Federal tax law requires that if any Contract Owner dies before the Maturity Date, then the entire value of the Contract must generally be distributed within five years of the date of the Contract Owner's death. Special rules may apply to the Contract Owner's spouse. See "Federal Tax Matters," in the Statement of Additional Information, for a detailed description of these rules. Other rules apply to Qualified Contracts. (See "Certain Federal Income Tax Consequences," p. 28.)

    DEATH OF ANNUITANT PRIOR TO MATURITY DATE. If the Annuitant is not the Contract Owner and the Annuitant dies prior to the Maturity Date, you may name a new Annuitant. If no new Annuitant is named, the Contract Owner becomes the new Annuitant.

    If the Contract Owner is a non-natural person (i.e., a trust or corporation) for purposes of Code section 72, then the primary Annuitant's death will be treated as the death of the Contract Owner and will result in payment of the Contract Value. (No enhanced Death Benefit will apply.)

    DEATH OF ANNUITANT ON OR AFTER MATURITY DATE. If the Annuitant dies while there are remaining guaranteed Annuity Payments to be made, the Company will continue to make the remaining guaranteed Annuity Payments to only one of the following, in this order: (1) the named Payee, if any and if living, (2) the Contract Owner, if living, (3) the Beneficiary, if any and if living, and (4) the Contract Owner's estate. Annuity Payments will be paid at least as rapidly as under the Annuity Payment Option in effect at the time of death. However, the recipient of the remaining Annuity Payments can elect to accelerate payment of the remaining Annuity Payments. No amount will be payable to a Beneficiary under any Annuity Payment Option if the Annuitant dies after all guaranteed Annuity Payments have been made.

    DEATH OF CONTRACT OWNER ON OR AFTER MATURITY DATE. If any Contract Owner dies after the Maturity Date and before the Annuitant, the Company will pay any remaining guaranteed Annuity Payments to only one of the following, in this order: (1) any named Payee, if living, (2) any joint Contract Owner, if living,
(3) any Beneficiary, if living, (4) the deceased Contract Owner's estate. Annuity Payments will be paid at least as rapidly as under the Annuity Payment Option in effect at the time of death.

    CONTRACT OWNER'S SPOUSE AS BENEFICIARY. If the Beneficiary is the deceased Contract Owner's surviving spouse, the Contract Owner's spouse may choose not to receive the Death Benefit and may continue the Contract and become the Contract Owner. If the deceased Contract Owner is also the Annuitant, the Contract Owner's spouse will be the new Annuitant. If the Contract Owner's spouse chooses to continue the Contract, no Death Benefit will be paid because of the Contract Owner's death.

    PAYMENT OF DEATH BENEFIT TO BENEFICIARY. Instead of accepting the Death Benefit, the Beneficiary (after any Contract Owner's death) can choose by Request to receive Annuity Payments based on his or her life expectancy. Payment under any payment option must be for the life of the Beneficiary or for a number of years that is not more than the life expectancy of the Beneficiary, at the time of any Contract Owner's death (as determined for federal tax purposes), and must begin within one year of any Contract Owner's death.

    BENEFICIARY. You may name more than one Beneficiary in the Application. You may change a Beneficiary by sending a Request, signed by you, to the Company's Administrative Service Center. When the Administrative Service Center records the change, it will take effect as of the date the Company received your Request at its Administrative Service Center. You may designate the amount or percentage of the Death Benefit that each Beneficiary receives, either in the Application or by a Request, signed by you. If you do not make such a designation, the Death Benefit will be paid in equal shares to each Beneficiary. The Company will comply with all state and federal laws requiring notification of the change in Beneficiary.

    CHANGE OF CONTRACT OWNER. You may change the Contract Owner while the Annuitant is alive by sending a Request to the Company. The change will be effective on the date the Request is recorded by the Company, but will be subject to any payment made or action taken by the Company before recording the change. When the change takes effect, all rights of ownership in the Contract will pass to the new Contract Owner. Changing the Contract Owner does not change the Annuitant, or the Beneficiary. Changing the Contract Owner may have tax implications (See "Certain Federal Income Tax Considerations," p. 28.) Your rights as Contract Owner are nonforfeitable. The Company will comply with all state and federal laws requiring notification of the change in Contract Owner. The Annuitant named in the Application can not be changed unless that Annuitant dies prior to the Maturity Date.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

    Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon: (1) termination of employment in the Texas public institutions of higher education; (2) retirement; or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the Contract can be surrendered.

RESTRICTIONS UNDER QUALIFIED CONTRACTS

    Other  restrictions  with   respect  to  the   election,  commencement,   or
distribution of benefits may apply under Qualified Contracts or under the terms of the plan in respect of which Qualified Contracts are issued.

RESTRICTIONS UNDER SECTION 403(B) PLANS

    Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Contract used for a 403(b) plan will prohibit distributions of elective contributions and earnings on elective contributions except upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

                             CHARGES AND DEDUCTIONS

    The Company will make certain charges and deductions under the Contract in order to compensate it for incurring expenses in distributing the Contract, bearing mortality and expense risks under the Contract, and administering the Accounts and the Contracts. The Company may also deduct charges for transfers, Premium Taxes, and other federal, state or local taxes. Charges and expenses are also deducted from the Trust and the Federated Prime Money Fund.

SURRENDER CHARGE

    The Company will incur expenses relating to the sale of Contracts, including commissions to registered representatives and other promotional expenses. In connection with a Partial Withdrawal, Full Surrender, or an Annuity Payment Option of less than five years during the first eight Contract Years, the Company will impose a Surrender Charge on the gross amount withdrawn or Surrendered, before any deductions for the

Annual Administrative Fee or Premium Taxes and before application of any Market Value Adjustment. The Surrender Charge is calculated as a percentage of the Contract Value withdrawn, Surrendered, or annuitized. The Surrender Charge schedule is as follows:

CONTRACT YEAR                       1            2            3            4            5            6            7
-----------------------------      ---          ---          ---          ---          ---          ---          ---
Surrender Charge.............          7%           7%           6%           5%           4%           3%           2%

CONTRACT YEAR                       8           9+
-----------------------------      ---          ---
Surrender Charge.............          1%           0

    The Surrender Charge may not be applied under the following circumstances:

    1. If you cancel the Contract during the "Right to Examine Contract" period.

    2. If you choose to annuitize the Contract after the first Contract Year and you choose an Annuity Payment Option of longer than five years.

    3.  Payment of the Death Benefit.

    4.  On any Free Surrender Amount. (See below.)

    5. To comply with the minimum distribution requirements of the Internal Revenue Code.

    6. If, subsequent to the Contract Date, you become confined to a hospital or a state-licensed inpatient nursing care facility ("nursing care facility") and meet all of the following conditions:

        (a) You were not confined to a nursing care facility at any time on or before the Contract Date;

        (b) You have been confined to a nursing care facility for at least 30 consecutive days;

        (c) It is medically necessary for you to be confined to the nursing care facility; and

        (d) You send the Company a Request for a Surrender or Partial Withdrawal along with the Request for waiver of Surrender Charges while you are confined or within 90 days after your discharge from such facility.

    The Company will tell you the amount of Surrender Charge that would be assessed upon a Withdrawal or Surrender upon request. More information about how the Surrender Charge is calculated for Partial Withdrawals and Full Surrenders is in Appendix I.

    The Company anticipates that the Surrender Charge will not generate sufficient funds to pay the cost of distributing the Contracts. If this charge is insufficient to cover the distribution expenses, the deficiency will be met from the Company's general funds, which will include amounts derived from the charge for mortality and expense risks.

    THE COMPANY GUARANTEES THAT THE AGGREGATE SURRENDER CHARGE WILL NEVER EXCEED 8.5% OF THE TOTAL PREMIUM PAYMENTS MADE UNDER THE CONTRACT.

    FREE SURRENDER AMOUNT. A Surrender Charge is imposed on Partial Withdrawals and Full Surrenders (and certain annuitizations) in the first eight Contract Years. However, you are entitled to an annual Free Surrender Amount, which is exempt from the Surrender Charge (but not exempt from the imposition of the Market Value Adjustment). The Free Surrender Amount for any Contract Year equals 10% of the Contract Value at the time of the first Surrender or Partial Withdrawal during that Contract Year. Because the Contract Value may change from day to day, the Free Surrender Amount or any remaining portion thereof may increase or decrease on any day. Any cumulative amount Surrendered or withdrawn in excess of the annual Free Surrender Amount during one of the first eight Contract Years is subject to the Surrender Charge, as applicable. Unused Free Surrender Amounts cannot be accumulated and carried from one Contract Year to the next. The Free Surrender Amount does not apply to amounts applied to an Annuity Payment Option.

MARKET VALUE ADJUSTMENT

    The proceeds of a Partial Withdrawal, Full Surrender, or Transfer made from an Interest Rate Guarantee Period of the Capital Developer Account 31 days or more prior to the end of the Interest Rate Guarantee Period will be increased or decreased by the application of the Market Value Adjustment. Where applicable, the Market Value Adjustment is applied to the Capital Developer Account Value. NO MARKET VALUE ADJUSTMENT IS APPLIED TO ANY PARTIAL WITHDRAWAL, SURRENDER, OR TRANSFER FROM AN INTEREST RATE GUARANTEE PERIOD MADE DURING THE LAST 30 DAYS OF THE INTEREST RATE GUARANTEE PERIOD. IN ADDITION, NO MARKET VALUE ADJUSTMENT WILL APPLY TO TRANSFERS FROM THE ONE YEAR INTEREST RATE GUARANTEE PERIOD OF THE CAPITAL DEVELOPER ACCOUNT UNDER THE DOLLAR COST AVERAGING PROGRAM.

    The Market Value Adjustment will reflect the relationship between (a) the Treasury Rate for the period, the duration of which most closely approximates the duration remaining in the Interest Rate Guarantee Period from which the Partial Withdrawal, Surrender, or Transfer is made, and (b) the Guaranteed Interest Rate applicable to the Interest Rate Guarantee Period from which the Partial Withdrawal, Surrender, or Transfer is made at the time of the transaction.

    Generally, if your Guaranteed Interest Rate is lower than the applicable Treasury Rate, then the application of the Market Value Adjustment will reduce the proceeds of a Partial Withdrawal, Surrender or Transfer. Similarly, if your Guaranteed Interest Rate is higher than the applicable Treasury Rate, the application of the Market Value Adjustment will increase the proceeds of a Partial Withdrawal, Surrender, or Transfer.

    For example, assume that a Contract Owner selects an initial Interest Rate Guarantee Period of seven years and the Guaranteed Interest Rate for that duration is 8% per annum, and, at the end of four years, the Contract Owner makes a Partial Withdrawal. If the three year Treasury Rate is then 6%, the Market Value Adjustment will be positive and will increase the proceeds. On the other hand, if the Treasury Rate is higher than the Guaranteed Interest Rate, for example 10%, the application of the Market Value Adjustment will cause a decrease in the amount payable.

    Since Guaranteed Interest Rates are based in part upon the investment yields available to the Company (See "The Capital Developer Account," p. 12), the effect of the Market Value Adjustment may be closely related to the levels of such yields.

    The formula for calculating the Market Value Adjustment is set forth in Appendix II to this Prospectus, which contains illustrations of the application of the Market Value Adjustment.

    The Market Value Adjustment will never reduce the return on amounts allocated to the Capital Developer Account below three percent per year.

MORTALITY AND EXPENSE RISK CHARGE

    The Company imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. This charge is 1.25% annually (equal to a daily rate of .003403%), of the daily value of net assets in the Separate Account. (Approximately 0.50% is estimated to be attributable to mortality risks, and approximately 0.75% is estimated to be attributable to expense risks.) The Mortality and Expense Risk Charge is reflected in the Accumulation Unit value or Annuity Unit value for each Variable Subaccount. The Mortality and Expense Risk Charge will not be deducted with respect to amounts held in the Capital Developer Account.

    Contract Values and Annuity Payments are not affected by changes in actual mortality experience nor by actual expenses incurred by the Company. The mortality risks assumed by the Company arise from its contractual obligations to make Annuity Payments determined in accordance with the annuity tables and other provisions contained in the Contract. Thus, you are assured that neither the Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the Annuity Payments that the Annuitant will receive under the Contract.

    The Company also bears substantial risk in connection with the Death Benefit. During the Accumulation Period, if the Contract Owner's Issue Age is less than 75, the Company will pay a Death Benefit that could be greater than the Contract Value. Otherwise, the Death Benefit is based on the Contract Value. The Death Benefit is paid without imposition of a Surrender Charge or application of the Market Value Adjustment.

    The expense risk assumed by the Company is the risk that the Company's actual expenses in administering the Contract and the Separate Account will exceed the amount recovered through the Annual Administrative Fee and the Administrative Expense Charge.

    If the Mortality and Expense Risk Charge is insufficient to cover the Company's actual costs, the Company will bear the loss; conversely, if the charge is more than sufficient to cover costs, the excess will be profit to the Company. The Company expects a profit from this charge. To the extent that the Surrender Charge is insufficient to cover the actual cost of Contract distribution, the deficiency will be met from the Company's general corporate assets, which may include amounts, if any, derived from the mortality and expense risk charge.

ADMINISTRATIVE EXPENSE CHARGE

    The Company deducts a daily charge equal to a percentage of the net assets in the Separate Account for administering the Separate Account. The effective annual rate of this charge is 0.15% (equal to a daily rate of .000411%) of the Contract Value. The amount of this charge is guaranteed not to increase and the Company does not anticipate any profit from this charge. The Administrative Expense Charge does not apply to any amounts held in the Capital Developer Account.

ANNUAL ADMINISTRATIVE FEE

    In order to cover the costs of administering the Contracts, the Company deducts an Annual Administrative Fee from the Contract Value of each Contract on the last day of each Contract Year and upon Full Surrender of the Contract. This Annual Administrative Fee is the lesser of $30 or 2% of Contract Value on the last day of the applicable Contract Year. It is guaranteed not to increase. The Company does not anticipate realizing any profit from this charge. The Annual Administrative Fee will be deducted pro rata from the investment options in the same proportion that the amount of Account Value in each Account bears to the total Contract Value. The Annual Administrative Fee will be waived if, on the last day of that Contract Year, the Contract Value is $30,000 or greater or if 100% of Contract Value is allocated to the Capital Developer Account. No Annual Administrative Fee is deducted after the Maturity Date.

TRANSFER CHARGE

    A fee equal to $10 may be imposed for each Transfer in excess of 15 during any Contract Year. Although the Company reserves the right to impose a $10 fee, it currently has no plans to do so.

PREMIUM TAXES

    The Company may pay Premium Taxes in connection with Premium Payments under the Contracts. Depending upon applicable state law, the Company will deduct the Premium Taxes paid with respect to a particular Contract when it is required to pay them. This deduction may be made from the Premium Payments, from the Contract Value on the Maturity Date (thus reducing the Contract Value), upon a Partial Withdrawal, or upon the Full Surrender of a Contract. Premium Taxes may range from 0% to 3.5% of Premium Payments or of Contract Value.

FEDERAL, STATE AND LOCAL TAXES

    No charges are currently made for federal, state, or local taxes other than state Premium Taxes. However, the Company reserves the right to deduct charges in the future for such taxes or other economic burden resulting from the application of any tax laws that the Company determines to be attributable to the Contracts.

OTHER EXPENSES INCLUDING INVESTMENT ADVISORY FEES

    Each Fund is responsible for all of its expenses. In addition, charges will be made against each Fund for investment advisory services provided to the Fund. The net assets of each Fund will reflect deductions in connection with the investment advisory fee and other expenses.

    For more information concerning the investment advisory fee and other charges against the Funds, see the prospectuses for the Trust and for the Federated Prime Money Fund, current copies of which accompany this Prospectus.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    THE FOLLOWING DISCUSSION IS A GENERAL DESCRIPTION OF FEDERAL TAX CONSIDERATIONS RELATING TO THE CONTRACT AND IS NOT INTENDED AS TAX ADVICE. THIS DISCUSSION IS NOT INTENDED TO ADDRESS THE TAX CONSEQUENCES RESULTING FROM ALL OF THE SITUATIONS IN WHICH A PERSON MAY BE ENTITLED TO OR MAY RECEIVE A
DISTRIBUTION UNDER THE CONTRACT. ANY PERSON CONCERNED ABOUT THESE TAX IMPLICATIONS SHOULD CONSULT A COMPETENT TAX ADVISOR BEFORE INITIATING ANY TRANSACTION. THIS DISCUSSION IS BASED UPON THE COMPANY'S UNDERSTANDING OF THE PRESENT FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED BY THE INTERNAL REVENUE SERVICE. NO REPRESENTATION IS MADE AS TO THE LIKELIHOOD OF THE CONTINUATION OF THE PRESENT FEDERAL INCOME TAX LAWS OR OF THE CURRENT
INTERPRETATION BY THE INTERNAL REVENUE SERVICE. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

    The Contract may be purchased on a non-qualified basis ("Non-qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). Qualified Contracts are designed for use by individuals whose Premium Payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401, 403(b), 408, or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of Federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefit to you, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on the employer's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

    The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.

TAXATION OF ANNUITIES

    IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Company believes that if you are a natural person, you generally are not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (E.G., Partial Withdrawals, Full Surrenders or Annuity Payments under the Annuity Payment Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single lump sum payment or an annuity) is taxable as ordinary income.

    The owner of any Non-qualified annuity contract who is not a natural person generally must include in income any increase in the excess of the contract's value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule, and a prospective Contract Owner that is not a natural person may wish to discuss these with a competent tax advisor.

    POSSIBLE CHANGES IN TAXATION. In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of nonqualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this prospectus Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

    The following discussion generally applies to a Contract owned by a natural person.

    SURRENDERS AND PARTIAL WITHDRAWALS. In the case of a Surrender or Partial Withdrawal under a QUALIFIED CONTRACT, under Section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit for the balance under the retirement plan. The "investment in the contract" generally equals the amount of any premium payments paid by or on behalf of any individual. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

    With respect to NON-QUALIFIED CONTRACTS, Partial Withdrawals (including systematic withdrawals) are generally treated as taxable income to the extent that the Contract Value immediately before the Partial Withdrawal exceeds the "investment in the contract" at that time. The Contract Value immediately before a Partial Withdrawal may have to be increased by any positive Market Value Adjustment which results from such a Partial Withdrawal. There is, however, no definitive guidance on the proper tax treatment of Market Value Adjustments, and you should contact a competent tax advisor with respect to the potential tax consequences of a Market Value Adjustment. Full Surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."

    ANNUITY PAYMENTS. Although tax consequences may vary depending on the Annuity Payment Option elected under the Contract, in general, only the portion of the Annuity Payment that represents the amount by which the Contract Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional Annuity Payments is taxable. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For Fixed Annuity Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity Payments for the term of the payments; however, the remainder of each Annuity Payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity Payments is taxable. If Annuity Payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax advisor regarding deductibility of the unrecovered amount.

    PENALTY TAX. In the case of a distribution pursuant to a Non-qualified Contract, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which you attain age 59 1/2; (2) made as a result of your death or disability; (3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of you and a "designated beneficiary"; (4) resulting from the direct rollover of the Contract into another qualified contract or individual retirement annuity; (5) allocable to investment in the Contract before August 14, 1982; (6) under a qualified funding asset (as defined in Code Section 130(d)); (7) under an immediate annuity (as defined in Code
Section 72(u)(4)); or (8) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service. Other tax penalties may apply to certain distributions under a Qualified Contract.

    DEATH BENEFIT PROCEEDS. Amounts may be distributed because of the death of a Contract Owner. Generally, such amounts are includable in the income of the recipient as follows:

    (1) if distributed in a lump sum, such amounts are taxed in the same manner as a Full Surrender as described above, or

    (2) if distributed under an Annuity Payment Option, such amounts are taxed in the same manner as Annuity Payments as described above.

    TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF THE CONTRACT. A transfer of ownership of a Contract, the designation of an Annuitant or Beneficiary other than yourself, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. If you are contemplating any such transfer, assignment, or exchange of a Contract, you should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

    GENERATION-SKIPPING TRANSFERS. The Company may be required to determine whether the Death Benefit or any other payment constitutes a "direct skip" as defined in Code Section 2612, and the amount of the generation-skipping transfer tax on the generation-skipping transfer resulting from such direct skip. A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual determined to be two or more generations younger than you. If the generation-skipping transfer tax is applicable, the Company may be required to withhold the amount of such tax and remit to the Internal Revenue Service the tax the Company is required to pay by Section 2603 of the Code.

    MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by the Company (or its affiliates) to you during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contract as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws. A prospective purchaser of more than one annuity contract in a calendar year should consult with a competent tax advisor before making such a purchase.

    WITHHOLDING. Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions, although withholding is mandatory for certain types of Qualified Contracts.

    OTHER TAX CONSEQUENCES. As noted above, the foregoing discussion of the Federal income tax consequences under the Contract is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect the Company's understanding of current law, and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Contract depend on your individual circumstances or those of the recipient of the distribution. A competent tax advisor should be consulted for further information.

QUALIFIED PLANS

    The Contract is designed for use with several types of qualified plans. The tax rules applicable to Contract Owners in qualified plans, including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, aggregate distributions in excess of $150,000 annually, distributions that do not satisfy specified requirements, and certain other transactions with respect to qualified plans. Therefore, no attempt is made to provide more than general information about the use of the Contract with the various types of qualified plans. Contract Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Contract Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are brief descriptions of the various types of qualified plans in connection with which the Company will issue the Contract. Contracts for all types of qualified plans may not be available in all states. When issued in connection with a qualified plan, the Contract will be amended as necessary to conform to the requirements of the Code.

    QUALIFIED  PENSION AND  PROFIT SHARING PLANS.   Sections 401(a)  of the Code
permits corporate employers to establish various types of retirement plans for employees. The Self-Employed Individuals' Tax Retirement

Act of 1962, as amended, commonly re-ferred to as "H.R. 10," permits self-employed individuals to establish qualified plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Purchasers of a Contract for use with such plans should seek competent advice regarding the suitability of the proposed plan documents and the Contract to their specific needs.

    INDIVIDUAL RETIREMENT ANNUITIES AND INDIVIDUAL RETIREMENT ACCOUNTS. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as "IRA"). Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

    TAX-SHELTERED ANNUITIES. Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Subject to certain exceptions, withdrawals under Tax-Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made after you attain age 59 1/2, upon your separation from service, upon your death or disability, or for an amount not greater than the total of such contributions in the case of hardship.

    SECTION 457 DEFERRED COMPENSATION ("SECTION 457") PLANS. Under Section 457 of the Code, employees of (and independent contractors who perform services for) certain state and local governmental units or certain tax-exempt employers may participate in a Section 457 plan of their employer allowing them to defer part of their salary or other compensation. The amount deferred and any income on such amount will not be taxable until paid or otherwise made available to the employee.

    The maximum amount that can be deferred under a Section 457 plan in any tax year is ordinarily one-third of the employee's includable compensation, up to $7,500. Includable compensation means earnings for services rendered to the employer which is includable in the employee's gross income, but excluding any contributions under the Section 457 plan or a Tax-Sheltered Annuity. During the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.

    The deferred amounts will be used by the employer to purchase the Contract. The Contract will be issued to the employer, and all Contract Values will be subject to the claims of the employer's creditors. The employee has no rights or vested interest in the Contract and is only entitled to payment in accordance with the Section 457 plan provisions. Present federal income tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan, except for transfers to other Section 457 plans in certain limited cases.

GENERAL

    At the time the initial Premium Payment is paid, a prospective purchaser must specify whether a Non-qualified Contract or a Qualified Contract is being purchased. If the initial Premium Payment is derived from an exchange or surrender of another annuity contract, the Company may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract.

The Company will require that persons purchase separate Contracts if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Contract would require the minimum initial Premium Payment stated above. Additional Premium Payments under a Contract must qualify for the same federal income tax treatment as the initial Premium Payment under the Contract; the Company will not accept an additional Premium Payment under a Contract if the Federal income tax treatment of such Premium Payment would be different from that of the initial Premium Payment.

                          DISTRIBUTOR OF THE CONTRACTS

    FMG Distributors, Inc., is the principal underwriter of the Contracts. FMG Distributors, Inc. may enter into one or more contracts with various broker-dealers for the distribution of the Contracts. Commissions of up to 8.5% of Premium Payments may be paid on Contract sales as currently permitted by National Association of Securities Dealers ("NASD") rules and regulations. In certain circumstances, commissions may be paid in installments over time. FMG Distributors, Inc. is a member of the NASD. Its mailing address is Stamford
Harbor Park, 333 Ludlow Street, Stamford, CT 06902. There may be other underwriters in the future.

    In addition to the payment of commissions, the Company may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell variable annuity contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of variable annuity contracts. Our payment of promotional incentives is subject to applicable state insurance law and regulation.

                                 VOTING RIGHTS

    There are no voting rights associated with the Capital Developer Account Value.

    With respect to the Separate Account Value, the Company will be the "shareholder" of the Trust and the Federated Prime Money Fund and as such, the Company will have certain voting rights. However, to the extent required by law, the Company will vote the Trust and the Federated Prime Money Fund shares held by the Separate Account at regular and special shareholder meetings of Trust and the Federated Prime Money Fund in accordance with instructions received from persons having voting interests in the Funds. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the Trust's and the Federated Prime Money Fund's shares in its own right, it may elect to do so. The Company reserves the right, when permitted by law, to restrict or eliminate any of the voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.

    Before the Maturity Date, you hold the voting interest in the selected Funds. The number of votes that you have the right to instruct will be calculated separately for each Variable Subaccount. The number of votes that you have the right to instruct for a particular Variable Subaccount will be determined by dividing your Contract Value in the Variable Subaccount by the net asset value per share of the corresponding Fund in which the Variable Subaccount invests. Fractional shares will be counted.

    After the Maturity Date, the person receiving Annuity Payments has the voting interest, and the number of votes decreases as Annuity Payments are made and as the reserves for the Contract decrease. The person's number of votes will be determined by dividing the reserve for the Contract allocated to the applicable Variable Subaccount by the net asset value per share of the corresponding Fund of the Trust or the Federated Prime Money Fund. Fractional shares will be counted.

    The number of votes that you or the person receiving income payments has the right to instruct will be determined as of the date established by the Trust or the Federated Prime Money Fund for determining shareholders eligible to vote at the meeting. The Company will solicit voting instructions by sending you or other persons entitled to vote written requests for instructions prior to that meeting in accordance with procedures established by the Trust or the Federated Prime Money Fund as applicable. Fund shares as to which no timely instructions are received may be voted in proportion to the voting instructions that are received with respect to all Contracts participating in the same Variable Subaccount. Shares held by the Company or its affiliates in which you or other persons entitled to vote have no beneficial interest may be voted by the shareholder thereof (the Company or its affiliates) in its sole discretion.

    Each person having a voting interest in a Variable Subaccount will receive proxy material, reports, and other materials relating to the appropriate Fund.

    It should be noted that the Trust is not required to, and does not intend to, hold annual or other regular meetings of shareholders.

               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

    The Company reserves the right to transfer assets of the Separate Account, which it determines to be associated with the class of policies to which the Contract belongs, to another separate account. If this type of transfer is made, the term "Separate Account," as used herein shall then mean the separate account to which the assets were transferred.

    The Company further reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund of the Trust or the Federated Prime Money Fund are no longer available for investment or if in the Company's judgment further investment in any Fund should become inappropriate in view of the purposes of the Separate Account, the Company may redeem the shares, if any, of that Fund and substitute shares of another Fund or of another registered open-end management investment company. The Company will not substitute any shares attributable to a Contract's interest in a Variable Subaccount of the Separate Account without notice and prior approval of the SEC and state insurance authorities, if required by law.

    The Company also reserves the right to establish additional Variable Subaccounts of the Separate Account, each of which would invest in shares corresponding to a new Fund of the Trust, the Federated Insurance Management Series or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company, may, in its sole discretion, establish new Variable Subaccounts or eliminate one or more Variable Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Variable Subaccounts may be made available to existing Contract Owners on a basis to be determined by the Company.

    If any of these substitutions or changes are made, the Company may by appropriate endorsement change the Contract to reflect the substitution or change. If the Company deems it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act; it may be deregistered under the Act if registration is no longer required; or it may be combined with other separate accounts of the Company. Further, the Company reserves the right, when permitted by law, to manage the Separate Account under the direction of a committee at any time. The Company will notify you of its intent to exercise any such reserved rights with respect to the Separate Account. You will have thirty-one (31) days after you receive any such notification to accept or reject the change(s) described therein. If you choose not to accept such change(s), you may request to cancel your Contract and receive the Surrender Value.

PERFORMANCE DATA

    From time-to-time the Company may use the yield of the Money Market Variable Subaccount and total returns of other Variable Subaccounts in advertisements and sales literature. In addition, total returns for all of the Variable Subaccounts may be advertised. These figures will be based on historical performance for the Funds and are not intended to and do not indicate future performance.

    MONEY MARKET VARIABLE SUBACCOUNT YIELD. The yield of the Money Market Variable Subaccount refers to the annualized income generated by an investment in that Variable Subaccount over a specified seven-day period. The yield is "annualized" by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of that investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Variable Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    OTHER VARIABLE SUBACCOUNT YIELD. The Company may from time to time advertise or disclose the current annualized yield of one or more of the Variable Subaccounts of the Separate Account (except the Money Market Variable Subaccount) for 30-day periods. The annualized yield of a Variable Subaccount refers to income generated by the Variable Subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable
Subaccount  during  the 30-day  period is  assumed to  be generated  each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the Variable Subaccount less Variable Subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period,
(iii) compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the Variable Subaccount include (i) the Annual Administrative Fee, (ii) the Mortality and Expense Risk Charge and (iii) the Administrative Expense Charge.

    Because of the charges and deductions imposed by the Separate Account, the yield for a Variable Subaccount of the Separate Account will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any Surrender Charge or Premium Taxes that may be applicable to a particular Contract. The yield on amounts held in the Variable Subaccounts of the Separate Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Variable Subaccount's actual yield is affected by the types and quality of its investments and its operating expenses.

    TOTAL RETURN. Total returns for the Subaccounts may be calculated pursuant to a standardized formula or in non-standardized manners. The standardized total return of the Variable Subaccounts refers to return quotations assuming an investment has been held in the Variable Subaccount for various periods of time including, but not limited to, one year, five years, and ten years (if the Variable Subaccount has been in operation for those periods), and a period measured from the date the Variable Subaccount commenced operations. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal value (that is, changes in the Accumulation Unit values), whereas the yield figures will only reflect income. In addition, the standardized total return quotations will reflect the Surrender Charge imposed on Partial Withdrawals and Full Surrenders, but the standardized yield figures will not.

    In addition, the Company may from time to time also disclose total return in non-standard formats and cumulative total return for the Variable Subaccounts. The non-standard average annual total return and cumulative total return would not reflect the Surrender Charge, which if reflected would lower the performance figures for periods of less than 8 years.

    The Company may from time to time also disclose standard total returns and non-standard total returns for the Variable Subaccounts based on or covering periods of time other than those indicated above. All non-standard performance data will only be disclosed if the standard total return is also disclosed. For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

    PERFORMANCE COMPARISONS. From time to time, in advertisements, sales literature, or in reports to you, the Company may compare the performance of the Variable Subaccounts to that of other variable accounts or investment vehicles with similar investment objectives or to relevant indices published by recognized mutual fund or variable annuity statistical rating services or publications of general variable annuity statistical rating services or publications of general interest such as Forbes or Money magazines. For example, a Variable Subaccount's performance might be compared to that of other accounts or investments with a similar investment objective as compiled by Lipper Analytical Services, Inc., VARDs, Morningstar, Inc., or by others. In addition, a Variable Subaccount's performance might be compared to that of recognized stock market indicators including, but not limited to the Standard & Poor's 500 Stock Index (which is a group of unmanaged securities widely regarded by investors as representative of the stock market in general) and the Dow Jones Industrial Average (which is a price-weighted average of 30 large, well-known industrial stocks that are generally the leaders in their industry). Performance comparisons should not be considered representative of the future performance of a Variable Subaccount.

    GENERAL. Performance data may also be calculated for shorter or longer base periods. The Separate Account may use various base periods as may be deemed necessary or appropriate to provide investors with the most informative performance data information, depending on the then-current market conditions.

    Performance will vary from time to time, and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Current yield is not fixed and varies with changes in investment income and Accumulation Unit values. The Money Market Variable Subaccount's yield will be affected if it experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in a Variable Subaccount and a Variable Subaccount's return are not guaranteed and will fluctuate according to market conditions. Also, as noted above, advertised performance data figures will be historical figures for a Contract during the Accumulation Period.

COMPANY RATINGS

    The Company may from time to time publish (in advertisements, sales literature and reports to you) the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, Duff & Phelps, and Fitch Investors Services. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best Company's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard and Poor's Insurance Ratings Services, Duff & Phelps, or Fitch Investors Services may be referred to in such advertisements, sales literature, or reports. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

                          GENERAL CONTRACT PROVISIONS

ENTIRE CONTRACT

    The entire contract consists of the Contract, any attached riders and endorsements, and the attached copy of the Application. Only the Company's President, or one of its Executive Vice Presidents may change the Contract. The change must be in writing. No change will be made in the Contract unless you agree to it in writing. No agent is authorized to change the Contract or to change or waive any provisions of the Contract.

RELIANCE ON INFORMATION PROVIDED IN APPLICATION

    In issuing the Contract, the Company will rely on the statements made in the Application. The Company deems all such statements to be representations and not warranties. The Company assumes that these statements are true and complete to the best of the knowledge and belief of those who made them. The Company will not use any statement made in connection with the Application to void the Contract unless that statement is a material misrepresentation and is part of the Application.

THE COMPANY'S ABILITY TO CONTEST THE CONTRACT

    The Company will not contest the Contract from the Contract Date.

MEASUREMENT OF DATES

    Contract Years, Quarters, Months, and Anniversaries are measured from the Contract Date, except where otherwise specified.

CALCULATION OF AGE

    References in the Contract to a person's age on any date, refer to his or her age on that person's last birthday.

MISSTATEMENT OF AGE

    If the age of the Annuitant has been misstated, any amount payable under the Contract will be what would have been purchased at the correct age. If payments were made based on incorrect age, the Company will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 6.0% per year, from the date of the wrong payment to the date the adjustment is made.

ASSIGNMENT OF THE CONTRACT

    While the Annuitant is living, and except for Qualified Contracts, you may assign the Contract or any interest you have in it. Any irrevocable Beneficiary must agree to the assignment. If there is a joint Contract Owner, the joint Contract Owner must agree to any assignment. Your interest, and anyone else's, will then be subject to that assignment. As Contract Owner, you still have the rights of ownership that you have not assigned.

    An assignee cannot change the Contract Owner, Annuitant or Beneficiary, and may not elect an alternative payment option. Any amount payable to the assignee will be made in one lump sum.

    To assign the Contract, you must provide the Company with a copy of the assignment. The Company is not responsible for the validity of any assignment. An assignment will be subject to any payment previously made by the Company or any other action the Company may take before recording the assignment.

    State law such as those governing marital property may affect your ability to encumber the Contract.

NONPARTICIPATING

    The Contract is nonparticipating and will not share in any surplus earnings of the Company. No dividends are payable on the Contract.

NON-BUSINESS DAYS

    If the due date for any activity required by the Contract falls on a non-business day for the Company, performance will be rendered on the first business day following the due date.

REGULATORY REQUIREMENTS

    All interest guarantees, surrender benefits, and amounts payable at death will not be less than the minimum benefits approved under the laws and regulations of the state in which the Contract is delivered.

    The Company will administer the Contract in accordance with the U.S. tax laws and regulations in order to retain its status as an annuity contract.

    The Contract is deemed to include all state and federal laws that apply.

                               LEGAL PROCEEDINGS

    The Company is not involved in any litigation that is of material importance in relation to its general account assets. In addition, there are no legal proceedings to which the Separate Account is a party.

                             AVAILABLE INFORMATION

    The Company has filed a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 relating to the Contracts offered by this Prospectus. This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statements. Reference is hereby made to such Registration Statement for further information relating to the Company and the Contracts. The Registration Statement may be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials also can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                      STATEMENT OF ADDITIONAL INFORMATION

    A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                            ---------
More Information About the Contract.......................................................................        B-3
  Determination of Variable Subaccount Accumulation Unit Values...........................................        B-3
  Annuity Period Transfer Formulas........................................................................        B-5
Administration............................................................................................        B-6
Records and Reports.......................................................................................        B-7
Custody of Assets.........................................................................................        B-7
Performance Data and Calculations.........................................................................        B-8
  Money Market Variable Subaccount Yield..................................................................        B-8
  Other Variable Subaccount Yield.........................................................................        B-9
  Variable Subaccount Total Return Calculations: Standardized.............................................       B-11
  Other Performance Data: Non-Standardized................................................................       B-12
Federal Tax Matters.......................................................................................       B-13
Legal Matters.............................................................................................       B-18
Other Information.........................................................................................       B-18
Financial Statements......................................................................................       B-19

                                   APPENDIX I
                          SURRENDER CHARGE CALCULATION

    A Surrender Charge, which will not exceed 8.5% of total Premiums paid, is deducted from the Contract Value upon Partial Withdrawal or Full Surrender of the Contract, unless certain conditions apply. (See "Surrender Charge," p. 24.)

    The Surrender Charge is calculated as follows:

        (S - FREE) X X% = SC, but not less than zero.

    Where:

      (S)  is the gross Surrender or Partial Withdrawal Amount.
   (FREE) is the 10% Free Surrender Amount (net of any other applicable withdrawals that may have been taken and applied toward the current
           Contract Year).
     (SC)  is the Surrender Charge Amount.
      (X)  is the following Surrender Charge percentage:

   CONTRACT YEAR        PERCENTAGE
-------------------  -----------------
            1                    7
            2                    7
            3                    6
            4                    5
            5                    4
            6                    3
            7                    2
            8                    1
            9+                   0

EXAMPLE.

    Assume a Contract Value of $50,000 at the end of the third Contract Year. Also assume that no Market Value adjustment has been taken and no previous partial surrenders were made.

 1) If there is a Full Surrender at the end of the third Contract Year:
    Surrender Charge = ($50,000 - $5,000) X .06 = $2,700.00
    Thus, the Surrender proceeds would be = $50,000 - $2,700.00 = $47,300.00
    NOTE:   The Annual Administrative Fee  ($30) applies to Full Surrenders only when Contract Value is less than $30,000.

 2) If there is a Partial Surrender of $10,000 at the end of the third  Contract
    Year:
    Surrender Charge = ($10,000 - $5000) X .06 = $300.00

    Thus, the Contract Value would be reduced by $10,000 and you would receive $9,700. Premium Taxes may also be applicable.

                                  APPENDIX II
                            MARKET VALUE ADJUSTMENT

    The formula which will be used to determine the Market Value Adjustment is:

                                            (N/12) -
                        1 + I               1
                      ---------
                       1 + J +
                        .004                                      X A

NOTE:The Market Value Adjustment will be limited so that it does not reduce the return on the Capital Developer Account below 3.0% per year.

I              =      The Guaranteed Interest Rate in effect for the current Interest Rate Guarantee  Period
                      (expressed as a decimal, (E.G., 1% = .01).)
J              =      The  Current U.S.  Treasury Bill,  Note or  Bond rate  (as quoted  by the  Wall Street
                      Journal and expressed as  a decimal (E.G., 1%  = .01)) in effect  for the period  most closely  approximating the duration  remaining in the  current Interest Rate Guarantee
                      Period (Fractional years will be  rounded to the nearest  month and the interest  rate will  be calculated using interpolation).  If the period is less  than 1 year then the
                      Company will use the 1 year Treasury Bill rate.
N              =      The number of complete months from the  Surrender or Partial Withdrawal to the end  of the current Interest Rate Guarantee Period.
A              =      The amount surrendered, withdrawn or transferred.

    The ".004" in the formula is a factor designed to cover anticipated costs of liquidating investments. Thus, the Guaranteed Interest Rate ("I") must be at least 0.04% higher than the Treasury Rate ("J") for there to be a positive market value adjustment. If I is lower than J or higher but less than 0.04% higher, the Market Value Adjustment is negative.

EXAMPLES OF MARKET VALUE ADJUSTMENT

    Assume a Capital Developer Account Value of $50,000, a seven year guarantee period with a Guaranteed Interest Rate of 6%, and an original payment of $43,000 at the beginning of the current guarantee period.

 1) If there is a Full Surrender at the beginning of the fourth Contract Year with four years remaining in the interest rate guarantee period:

    (a) if the current rate for a four year Treasury Note is 5%:

        Free Surrender Amount = ($50,000 X .10) = $5,000

        Surrender Charge = ($50,000-$5,000) X .05 = $2,250.00

                                                                               (48/12) -
                                                           1.06                1                     = $1,148.28
                                                           ----
Market Value Adjustment $50,000 X
                                              (            1.054    )

       Thus, the surrender proceeds = $50,000 - $2,250 + $1,148.28
                                    = $48,898.28 - any applicable Premium Taxes;

    (b) if the current rate for the three year Treasury Note is 7%:

        Free Surrender Amount = ($50,000 X .10) = $5,000

        Surrender Charge = ($50,000 - $5,000) X .05 = $2,250

                                                                               (48/12) -
Market Value Adjustment $50,000 X                          1.06                1                     = -$2,556.54
                                                           ----
                                              (            1.074    )

       Minimum Market Value Adjustment with 3% guaranteed return =
           43,000 X (1.03)3 - 50,000 = -3,012.74
       Since -2,556.54 is greater than -3,012.74, the actual Market Value Adjustment is -2,556.54

       Thus, the Surrender proceeds = $50,000 - $2,250 - $2,556.54
                                = $45,193.46 - any applicable Premium Taxes

 2) If there is a Full Surrender at the beginning of the tenth Policy Year (thus, no Surrender Charge applies) with three years remaining in the interest rate guarantee period:

    (a) if the current rate for a three year Treasury Note is 5%:

        Free Surrender Amount = $50,000

        Surrender Charge = 0

                                                                               (36/12) -
Market Value Adjustment $50,000 X                          1.06                1                     = $858.76
                                                           ----
                                              (            1.054    )

       Thus, the Surrender proceeds = $50,000 + $858.76
                                    = $50,858.76 - any applicable Premium Taxes;

    (b) if the current rate for a three year Treasury Note is 7%:

        Free Surrender Amount = $50,000

        Surrender Charge = 0

                                                                               (36/12) -
Market Value Adjustment $50,000 X                          1.06                1                     = -$1,929.93
                                                           ----
                                              (            1.074    )

       Minimum Market Value Adjustment with 3% guaranteed return =
           43,000 X (1.03)4 - 50,000 = -1,603.12
       Since -1,929.93 is less than -1,603.12, the actual Market Value Adjustment is -1,603.12

       Thus, the surrender proceeds = $50,000 - $1,603.12
                                = $48,396.88 - any applicable Premium Taxes

 3) If there is a partial surrender of $10,000 at the beginning of the fourth Contract Year with four years remaining in the interest rate guarantee period

    (a) if the current rate for a four year Treasury Note is 5%:

        Free Surrender Amount = ($50,000 X .10) = $5,000

        Surrender Charge = ($10,000 - $5,000) X .05 = $250.00

                                                                               (48/12) -
Market Value Adjustment $10,000 X                          1.06                1                     = $229.66
                                                           ----
                                              (            1.054    )

       Thus, the Surrender proceeds = $10,000 - $250 + $229.66
                                    = $9,976.66 - any Applicable Premium Taxes;

     b) if the current rate for a three year Treasury Note is 7%

        Free Surrender Amount = ($50,000 X .10) = $5,000

        Surrender Charge = ($10,000 - $5,000) X .05 = $250

                                                                               (48/12) -
Market Value Adjustment $10,000 X                          1.06                1                     = -$511.31
                                                           ----
                                              (            1.074    )

       Minimum Market Value Adjustment with 3% guaranteed return =
           43,000 X (1.03)3 - 50,000 = -3,012.74
       Since -511.31 is greater than -3,012.74, the actual Market Value Adjustment is -511.31

       Thus, the Surrender proceeds = $10,000 - $250 - 511.31
                                    = $9,238.69 - any applicable Premium Taxes.

 4) If there is a partial surrender of $10,000 at the beginning of the tenth Contract Year (thus no Surrender Charge applies) with three years remaining in the interest rate guarantee period:

    (a) if the current rate for a two year Treasury Note is 5%:

        Free Surrender Amount = $10,000

        Surrender Charge = 0

                                                                               (36/12) -
Market Value Adjustment $10,000 X                          1.06                1                     = $171.75
                                                           ----
                                              (            1.054    )

       Thus, the surrender proceeds = $10,000 + $171.75
                                    = $10,171.75 - any applicable Premium Taxes;

    (b) if the current rate for a two year Treasury Note is 7%:

        Free Surrender Amount = $10,000

        Surrender Charge = 0

                                                                               (36/12) -
Market Value Adjustment $10,000 X                          1.06                1                     = -$385.99
                                                           ----
                                              (            1.074    )

       Minimum Market Value Adjustment with 3% guaranteed return =
           43,000 X (1.03)4 - 50,000 = -1,603.12
       Since -385.99 is greater than -1,603.12, the actual Market Value Adjustment is -385.99

       Thus, the surrender proceeds = $10,000 - $385.99
                                = $9,614.01 - any applicable Premium Taxes.

                 ALEXANDER HAMILTON ALLEGIANCE VARIABLE ANNUITY
                ------------------------------------------------

                                   Offered by

              ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

                              33045 Hamilton Court
                      Farmington Hills, Michigan 48334-3358

                                   ----------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

This Statement of Additional information expands upon certain subjects discussed in the current Prospectus for the Alexander Hamilton Life Insurance Company of America Variable Annuity Contract (the "Contract") offered by Alexander Hamilton Insurance Company of America. You may obtain a copy of the Prospectus dated November 1, 1995 by calling 1-800-289-1776, or by writing to the Company at its Administrative Service Center, P.O. Box 19497, Newark, New Jersey 07195-0497. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CONTRACT AND ALEXANDER HAMILTON VARIABLE INSURANCE TRUST AND THE FEDERATED PRIME MONEY FUND.

Dated:  November 1, 1995

                                TABLE OF CONTENTS



                                                                            Page
                                                                            ----
More Information About the Contract........................................   3

Determination of Variable Subaccount Accumulation Unit Values..............   3

Annuity Period Transfer Formulas...........................................   4

Administration.............................................................   5

Records and Reports........................................................   5

Custody of Assets..........................................................   6

Performance Data and Calculations..........................................   6

     Money Market Variable Subaccount Yield................................   6
     Other Variable Subaccount Yield.......................................   7
     Variable Subaccount Total Return Calculations:  Standardized..........   8
     Other Performance Data:  Non-Standardized.............................   8
     Other Information.....................................................   9

Federal Tax Matters........................................................   10

     Taxation of the Company...............................................   10
     Taxation of the Contracts.............................................   11

Legal Matters..............................................................   12

Other Information..........................................................   13

Financial Statements.......................................................   13

In order to supplement the description in the Prospectus, the following provides additional information about the Company and the Contract which may be of interest to you.




                       MORE INFORMATION ABOUT THE CONTRACT


DETERMINATION OF VARIABLE SUBACCOUNT ACCUMULATION UNIT VALUES

     ACCUMULATION UNITS. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Separate Account. The Company will determine the number of Accumulation Units of a Variable Subaccount by dividing the Net Premium Payment allocated to (or the amount withdrawn from) the Variable Subaccount by the dollar value of one Accumulation Unit on the date of the transaction. The Separate Account Value will consist of the sum of the value of all Accumulation Units in all Variable Subaccounts credited to the Contract on the applicable Valuation Day.

     ACCUMULATION UNIT VALUE. The value of an Accumulation Unit in a Variable Subaccount on any Valuation Day is the product of (a) the value on the preceding Valuation Day and (b) the Net Investment Factor for the Variable Subaccount for the Valuation Period just ended. The value of an Accumulation Unit in each Variable Subaccount was arbitrarily established at the inception of the Separate Account's operation. The value was established at $10 for each Variable Subaccount except the Money Market Variable Subaccount, for which the value was established at $1.

     A VALUATION DAY is every day on which the Company and the New York Stock Exchange (NYSE) are open for business, but shall not include any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission and/or respective governing bodies of the NYSE so that valuation or disposal of securities is not practicable.

     A VALUATION PERIOD is the period of time beginning at the close of trading of the New York Stock Exchange on any Valuation Day and ending at the close of business on the next Valuation Day. A Valuation Period may be one day or more than one day.

     NET INVESTMENT FACTOR. The Company calculates the Net Investment Factor for a Valuation Period for each Variable Subaccount by dividing (a) by (b) and subtracting (c) from the result, where:

     (a)   is the sum of:

          (1) the net asset value of a Fund share held in the Separate Account for that Variable Subaccount determined at the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Variable Subaccount if the ex-dividend date occurs during the Valuation Period.

     (b) is the net asset value of a Fund share held in the Separate Account for that Variable Subaccount determined as of the end of the preceding Valuation Period.

     (c) is a factor representing the Mortality and Expense Risk Fee and the Administrative Expense Charge. This factor is equal, on an annual basis, to 1.40% (1.25% + 0.15%) of the daily net asset value of Fund share held in the Separate Account for that Variable Subaccount.

     The net investment factor may be greater or less than one; therefore, the Accumulation Unit value may increase or decrease.


ANNUITY PERIOD TRANSFER FORMULAS

     During the Annuity Period, you may transfer Separate Account Value from one Variable Subaccount to another, subject to certain limitations. Interest Rate Guarantee Periods are not available during the Annuity Period. (See "Transfers," p. 16 of the Prospectus.

     Transfers during the Annuity Period are implemented according to the following formula:

     1. Determine the number of units to be transferred from the Variable Subaccount as follows:

          = D/AUV1

     2. Determine the number of Annuity Units remaining in such Variable Subaccount (after the transfer):

          = UNIT1 - D/AUV1

     3. Determine the number of Annuity Units in the transferee Variable Subaccount (after the transfer):

          = UNIT2 + D/AUV2

     4. Subsequent Annuity Payments will reflect the changes in Annuity Units in each Variable Subaccount as of the next Annuity Payment's due date.

Where:

     (AUV1) is the Annuity Unit value of the Variable Subaccount that the transfer is being made from.

     (AUV2) is the Annuity Unit value of the Variable Subaccount that the transfer is being made to.

     (UNIT1) is the number of units in the Variable Subaccount that the transfer is being made from, before the transfer.

     (UNIT2) is the number of units in the Variable Subaccount that the transfer is being made to, before the transfer.

     (D)       is the dollar amount being transferred.


                                 ADMINISTRATION


     The Company will be providing administrative services. The services provided by the Company include issuance and redemption of the Contract, maintenance of records concerning the Contract and certain Contract Owner services.

     If the Company does not continue to provide these services, it will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.


                               RECORDS AND REPORTS

     All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS


     The assets of each of the Variable Subaccounts of the Separate Account are held in the custody of Bank of New York which also performs certain valuation services. The assets of each of the Variable Subaccounts of the Separate Account are segregated and held separate and apart from the assets of the other Variable Subaccounts and from the Company's general account assets. The Administrator maintains records of all purchases and redemptions of Fund shares by each of the Variable Subaccounts.



                        PERFORMANCE DATA AND CALCULATIONS


MONEY MARKET VARIABLE SUBACCOUNT YIELD

     In accordance with regulations prescribed by the Securities and Exchange Commission (the "SEC"), the Separate Account is required to compute the Money Market Variable Subaccount's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on the Prime Money Fund's securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one Accumulation Unit of the Money Market Variable Subaccount at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the period to determine the base period return, and annualizing this quotient on a 365-day basis.

     The SEC also permits the Separate Account to disclose the effective yield of the Money Market Variable Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in the Money Market Variable Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Variable Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Federated Prime Money Fund, the types and quality of portfolio securities held by the Federated Prime Money Fund, and its operating expenses. The yield figures do not reflect Surrender Charges or Premium Taxes.


OTHER VARIABLE SUBACCOUNT YIELDS

     The Company may from time to time advertise or disclose the current annualized yield of one or more of the Variable Subaccounts of the Separate Account (except the Money Market Variable Subaccount) for 30-day periods. The annualized yield of a Variable Subaccount refers to income generated by the Variable Subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period.

The 30-day yield is calculated according to the following formula:

                                     -                          -
                             YIELD=2|(a-b    TO THE POWER OF 4 -1|
                                    |---- +1)                    |
                                    |  cd                        |
                                     -                          -

Where:

a    =    Net investment income of the Variable Subaccount for the 30-day period attributable to the Variable Subaccount's unit.

b    =    Expenses of the Variable Subaccount for the 30-day period.

c    =    The average number of units outstanding.

d    =    The unit value at the close (highest) of the last day in the 30-day period.

     Because of the charges and deductions imposed by the Separate Account, the yield for a Variable Subaccount of the Separate Account will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any Premium Taxes or Surrender Charge that may be applicable to a particular Contract. Surrender Charges range from 7% to 1% of the amount withdrawn based on the Contract Year of Surrender. The yield on amounts held in the Variable Subaccounts of the Separate Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Variable Subaccount's actual yield is affected by the types and quality of the Fund's investments and its operating expenses. The Trust commenced operations after the date of this Statement of Additional Information; therefore, figures based on the Trust's past performance are not available.


VARIABLE SUBACCOUNT TOTAL RETURN CALCULATIONS:  STANDARDIZED

     The Company may from time to time also disclose average annual total returns for one or more of the Variable Subaccounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods and for the life of the Variable Subaccount that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P (1 + T)TO THE POWER OF n = ERV
Where:

     P =       hypothetical initial Premium Payment of $1,000;

     T =       average annual total return;

     n =       number of years; and

     ERV =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five, or ten-year period (or fractional portion thereof).

     The Surrender Charge on Contracts and all recurring fees that are charged to all shareholder accounts (the Annual Administrative Fee) are recognized in the ending redeemable value for standard total return figures. The Annual Administrative Fee is reflected by dividing the amount of the fee by the average Contract Value. The resulting percentage is deducted from the return in calculating the ending redeemable value. These figures will not reflect any Premium Taxes.

OTHER PERFORMANCE DATA:  NON-STANDARDIZED

     The Company may from time to time also disclose average annual total returns in non-standardized formats in conjunction with the standard format described above. The non-standard format calculation will be identical to the standard format except that it will NOT take any Surrender Charges into account.

     The Company may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula, assuming no sales charge.

          CTR =     (ERV / P) - 1

     Where:

          CTR = the cumulative total return net of a Variable Subaccount is recurring charges for the period;

          ERV = ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the one, five, or ten-year (or other) period, at the end of the one, five, or ten-year (or other) period (or fractional portion thereof);

           P =      a hypothetical initial Premium Payment of $1,000.

     All non-standard performance data will only be advertised if the standard total return performance data is also included in the advertisement.

OTHER INFORMATION

          The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Variable Subaccounts. Other publications may also be cited.

Broker World                                           Financial World
Across the Board                                       Advertising Age
American Banker                                        Barron's
Best's Review                                          Business Insurance
Business Month                                         Business Week
Changing Times                                         Consumer Reports
Economist                                              Financial Planning
Forbes                                                 Fortune
Inc.                                                   Institutional Investor
Insurance Forum                                        Insurance Sales
Insurance Week                                         Journal of Accountancy
Journal of the American Society of CLU & ChFC          Journal of Commerce
Life Insurance Selling                                 Life Association News
MarketFacts                                            Manager's Magazine
National Underwriter                                   Money
Morningstar, Inc.                                      Nation's Business
New Choices (formerly 50 Plus)                         New York Times
Pension World                                          Pensions & Investments
Rough Notes                                            Round the Table
U.S. Banker                                            VARDs
Wall Street Journal                                    Working Woman

                               FEDERAL TAX MATTERS


     The Allegiance Variable Annuity Contract is designed for use by individuals in retirement plans which may or may not be plans qualified for special tax treatment under Sections 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the Contract Value, on Annuity Payments, and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Contract is purchased, on the tax and employment status of the individual concerned and on the Company's tax status. THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. Any person concerned about these tax implications should consult a competent tax advisor. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these present federal income tax laws or of the current interpretations by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

TAXATION OF THE COMPANY

     The Company is taxed as a life insurance company under Part I of Subchapter L of the Code. The following discussion assumes that the Company is taxed as a life insurance company under Part I of Subchapter L. Since the Separate Account is not an entity separate from the Company, and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contract. Under existing federal income tax law, the Company believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract.

     Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account and, therefore, the Company does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in the Company being taxed on income or gains attributable to the Separate Account, then the Company may impose a charge against the Separate Account (with respect to some or all contracts) in order to set aside provisions to pay such taxes.

TAX STATUS OF THE CONTRACTS

     Section 817(h) of the Code requires that with respect to Non-Qualified Contracts, the investments of the Trust be "adequately diversified" in accordance with Treasury regulations in order for the Contracts to qualify as annuity contracts under federal tax law. The Separate Account, through the Trust and the Federated Prime Money Fund, intends to comply with the diversification requirements prescribed by the Treasury in Reg. sec. 1.817-5, which affect how a Fund's assets may be invested.

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (I.E., you), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

     The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy values. These differences could result in your being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of a pro rata share of the assets of the Separate Account or to otherwise qualify the Contract for favorable tax treatment.

     In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-qualified Contract to provide that (a) if any Owner dies on or after the Maturity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of your death; and (b) if any Owner dies prior to the Maturity Date, the entire interest in the Contract will be distributed within five years after the date of your death. These requirements will be considered satisfied as to any portion of your interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of your death. Your "designated beneficiary" is the person designated by you as a Beneficiary and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if your "designated beneficiary" is your surviving spouse, the Contract may be continued with the surviving spouse as the new owner.

     The Non-qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

                                  LEGAL MATTERS

     Legal advice relating to certain matters under the federal securities laws applicable to the issue and sale of the Contracts has been provided to the Company by Sutherland, Asbill & Brennan, of Washington D.C.

                                OTHER INFORMATION

     Registration Statements have been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statements, amendments and exhibits thereto has been included in the Prospectus for the Contracts or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS

     This Statement of Additional Information contains no financial statements for the Separate Account because it has not yet commenced operations, has no assets or liabilities, and has received no income and incurred no expenses as of the date this Statement of Additional Information was prepared. Arthur Andersen, LLP, independent public accountants, will serve as independent auditors for the Separate Account. The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account, nor do they necessarily bear on the Guaranteed Interest Rates declared from time to time for the Capital Developer Account Interest Rate Guarantee Periods. The statutory basis financial statements as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994, included in this Registration Statement, have been audited by Arthur Andersen, LLP, independent public accountants, as stated in their report appearing herein. Reference is made to said report which includes an adverse opinion with respect to conformity with generally accepted accounting principles. Unaudited statutory basis financial statements as of June 30, 1995 and for the six month periods ended June 30, 1995 and June 30, 1994 are also included in this Registration Statement.

                               ARTHUR ANDERSEN LLP

                    Report of Independent Public Accountants


To the Board of Directors of
Alexander Hamilton Life Insurance Company of America

We have audited the accompanying statements of admitted assets, liabilities and capital and surplus - statutory basis of ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA (a Michigan corporation) as of December 31, 1994 and 1993, and the related statements of operations - statutory basis, capital and surplus
- statutory basis and cash flows - statutory basis for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

As more fully described in Note 1, the Company prepares these financial statements using accounting practices prescribed by the Michigan Insurance Bureau (statutory basis), which differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, as delineated in Note 1, are material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Alexander Hamilton Life Insurance Company of America as of December 31, 1994 and 1993, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1994.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the statutory basis admitted assets, liabilities and capital and surplus of Alexander Hamilton Life Insurance Company of America as of December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with accounting practices prescribed by the Michigan Insurance Bureau as described in Note 1.

                                                  /s/ Arthur Andersen LLP

Detroit, Michigan
May 5, 1995 (except with respect to matters discussed in Note 9, as to which the date is August 10, 1995).

                        ALEXANDER HAMILTON LIFE INSURANCE
                               COMPANY OF AMERICA
                        ---------------------------------
                   STATEMENTS OF ADMITTED ASSETS, LIABILITIES
                    AND CAPITAL AND SURPLUS - STATUTORY BASIS
                  DECEMBER 31, 1994 AND 1993 (IN THOUSANDS)
--------------------------------------------------------------------------------

ADMITTED ASSETS                                  1994               1993
---------------                               -----------        -----------
Bonds ............................             $5,858,569        $5,360,028
Stocks ...........................                119,629           143,686
Mortgage loans ...................                163,564           223,531
Real estate ......................                 47,938            62,838
Policy loans .....................                543,944           360,642
Cash .............................                 12,218            12,588
Short-term investments ...........                315,829            57,586
Due and uncollected premiums .....                  7,246            10,722
Investment income due and accrued                  98,766            90,387
Other assets .....................                120,199            78,622
                                               ----------        ----------
Total admitted assets ............             $7,287,902        $6,400,630
                                               ----------        ----------
                                               ----------        ----------

LIABILITIES AND CAPITAL AND SURPLUS
-----------------------------------
LIABILITIES:
Aggregate reserve for life policies            $6,470,700        $5,771,840
Aggregate reserve for accident and
  health policies .................                28,120            29,961
Policy and contract claims.........                40,671            64,998
Interest maintenance reserve ......                59,737            61,885
Asset valuation reserve ...........                85,857            71,973
Remittances and items not allocated                39,303            16,019
Net adjustment in assets and
     liabilities due to foreign
     exchange rates ..................              7,317             6,501
Amounts payable to brokers on
     investment purchases ............              3,874            32,813
Payable to parent, subsidiaries
     and affiliates...................             86,444            13,790
Other liabilities .................               126,304           101,989
                                               ----------        ----------

Total liabilities .................             6,948,327         6,171,769
                                               ----------        ----------

CAPITAL AND SURPLUS:
Common capital stock ..............                 3,750             3,750
Surplus note ......................                51,230               ---
Gross paid-in and contributed
     surplus .........................                               39,649
39,649
Unassigned surplus ................               244,946          185,462

Total capital and surplus .........               339,575           228,861
                                               ----------        ----------

Total liabilities and capital and
     surplus .........................         $7,287,902        $6,400,630
                                               ----------        ----------
                                               ----------        ----------

The accompanying Notes to the Financial Statements - Statutory Basis are an integral part of these statements.

                        ALEXANDER HAMILTON LIFE INSURANCE
                                COMPANY OF AMERICA
                        ---------------------------------
                   STATEMENTS OF OPERATIONS - STATUTORY BASIS
      FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 and 1992 (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                1994         1993        1992
                                              --------     --------    --------
INCOME:
Premiums and other considerations......   $ 1,238,920   $  958,023  $  964,718
Net investment income .................       513,039      500,103     456,221
Other income ..........................         9,660        6,902       6,970
                                           ----------   ----------  ----------

Total income ..........................     1,761,619    1,465,028   1,427,909
                                           ----------   ----------  ----------

POLICY BENEFITS:
Death benefits ........................        79,801       79,294      69,934
Annuity benefits ......................       209,825      193,601     201,830
Disability benefits....................        13,292       18,066      19,133
Surrenders and other fund withdrawals .       342,980      174,973     185,179
Increase in aggregate reserves ........       724,594      750,938     734,210
Decrease in liability for premium and
  other deposit funds..................        (6,090)      (3,140)    (26,691)
Other policy benefits .................        12,044        6,228       5,817
                                           ----------   ----------  ----------

Total policy benefits .................     1,376,446    1,219,960   1,189,412
                                           ----------   ----------  ----------
COMMISSIONS AND OTHER EXPENSES:
Commissions on premium and annuity
  considerations ......................        97,530       88,842      86,147
General insurance expenses ............        58,268       60,316      54,201
Insurance taxes, licenses, and fees ...        20,174       14,023      18,320
Other expenses ........................        99,669       (1,956)     (1,105)
                                           ----------   ----------  ----------
Total commissions and
  other expenses ......................       275,641      161,225     157,563
                                           ----------   ----------  ----------

Income before dividends to
  policyholders, Federal income tax and
  net realized capital gains (losses)..       109,532       83,843      80,934

DIVIDENDS TO POLICYHOLDERS ............           683          508       1,459
                                           ----------   ----------  ----------
Income before Federal income tax and
  net realized capital gains (losses)..       108,849       83,335      79,475

FEDERAL INCOME TAX
  (excluding capital gains tax)........        50,791       38,255      39,812
                                           ----------   ----------  ----------
Income before net realized
  capital gains (losses)...............        58,058       45,080      39,663

NET REALIZED CAPITAL GAINS (LOSSES)
  (net of tax expense and after-tax
  IMR transfer)........................         4,186       (6,600)    (17,352)
                                           ----------   ----------  ----------
NET INCOME                                 $   62,244   $   38,480  $   22,311
                                           ----------   ----------  ----------
                                           ----------   ----------  ----------

The accompanying Notes to the Financial Statements - Statutory Basis are an integral part of these statements.

                     ALEXANDER HAMILTON LIFE INSURANCE
                            COMPANY OF AMERICA
                     ---------------------------------
   STATEMENTS OF CAPITAL AND SURPLUS - STATUTORY BASIS
     FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 and 1992 (IN THOUSANDS)
--------------------------------------------------------------------------------

                                      COMMON  GROSS PAID-IN
                                      CAPITAL & CONTRIBUTED  UNASSIGNED
                                      STOCK     SURPLUS       SURPLUS     TOTAL
                                     --------  --------      ---------   ------
BALANCE AT DECEMBER 31, 1991          $3,750   $15,449       $174,772  $193,971

Net income ......................        ---       ---         22,311    22,311
Change in net unrealized
   capital gains ................        ---       ---         19,111    19,111
Change in non-admitted assets ...        ---       ---         (1,309)   (1,309)
Change in reserve on account of
   change in valuation basis ....        ---       ---         (5,294)   (5,294)
Change in asset valuation reserve        ---       ---        (15,410)  (15,410)
Change in surplus due to
   correction of prior-year life
   aggregate reserves ...........        ---        ---        (7,171)   (7,171)
Change in surplus due to interest
   on prior-year tax settlement .        ---       ---           (613)     (613)
                                      ------   -------       --------  --------
BALANCE AT DECEMBER 31, 1992          $3,750   $15,449       $186,397  $205,596

Net income ......................        ---        ---        38,480    38,480
Change in net unrealized
   capital gains ................        ---       ---         (6,285)   (6,285)
Change in non-admitted assets ...        ---       ---            383       383
Change in reserve on account of
   change in valuation basis ....        ---       ---        (23,495)  (23,495)
Change in asset valuation reserve        ---       ---        (12,368)  (12,368)
Paid-in and contributed surplus..        ---    24,200           ---     24,200
Change in surplus due to
   correction of prior-year life
   aggregate reserves ...........        ---       ---             10        10
Change in surplus due to Federal
   income tax on foreign exchange
   loss .........................        ---       ---          2,340     2,340
                                      ------   -------       --------  --------
BALANCE AT DECEMBER 31, 1993          $3,750   $39,649       $185,462  $228,861

Net income ......................        ---       ---         62,244    62,244
Change in net unrealized
   capital gains ................        ---       ---          1,790     1,790
Change in non-admitted assets ...        ---       ---         (1,867)   (1,867)
Change in reserve on account of
   change in valuation basis ....        ---       ---          6,450     6,450
Change in asset valuation reserve        ---       ---        (13,884)  (13,884)
Surplus note ....................        ---    51,230         (1,230)   50,000
Change in surplus due to
   correction of prior-year
   investment amortization.......        ---       ---         (9,763)   (9,763)
Modco reinsurance ...............        ---       ---         15,744    15,744
                                      ------   -------       --------  --------

BALANCE AT DECEMBER 31, 1994          $3,750   $90,879       $244,946  $339,575
                                      ------   -------       --------  --------
                                      ------   -------       --------  --------

The accompanying Notes to the Financial Statements - Statutory Basis are an integral part of these statements.

                        ALEXANDER HAMILTON LIFE INSURANCE
                               COMPANY OF AMERICA
                        ---------------------------------

                   STATEMENTS OF CASH FLOWS - STATUTORY BASIS
   FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 and 1992 (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                       1994            1993           1992
                                                     ---------       --------      ---------

Cash provided from operations:
Premiums and other considerations ..............    $1,244,599       $958,334       $969,955
Investment income (net of investment expenses)..       524,150        486,691        432,562
Other income received ..........................         1,955          4,686          1,991
Policyholder benefits paid .....................       663,660        472,605        483,541
Commissions, other expenses and taxes paid .....       254,983        164,843        154,093
Net increase in policy loans....................       183,302        116,826         96,396
Federal income taxes paid ......................        54,345         49,811         54,837
                                                     ---------       --------      ---------
Net cash from operations .......................       614,414        645,626        615,641
                                                     ---------       --------      ---------
Proceeds from investments sold, matured or
  repaid:
Bonds ..........................................     1,784,399      2,026,527      1,676,160
Stocks .........................................     1,685,048      1,234,414         36,469
Mortgage loans .................................        66,936        129,237        173,677
Real estate and other...........................        21,985         15,906          7,362
                                                     ---------       --------      ---------

Total investment proceeds ......................     3,558,368      3,406,084      1,893,668
                                                     ---------       --------      ---------

Increase in amounts payable to brokers on
  investment purchases .........................           ---         32,736            ---
Capital and surplus paid-in ....................           ---         24,200            ---
Other sources ..................................       104,228         49,285          4,863
                                                     ---------       --------      ---------

TOTAL CASH PROVIDED                                  4,277,010      4,157,931      2,514,172
                                                     ---------       --------      ---------

Cost of investments acquired:
Bonds ..........................................     2,290,143      2,831,945      2,508,854
Stocks .........................................     1,657,928      1,256,346         42,368
Mortgage loans .................................         8,600            529         25,823
Real estate and other ..........................        11,170          9,792          2,357
                                                     ---------       --------      ---------

Total investments acquired .....................     3,967,841      4,098,612      2,579,402

Decrease in amounts payable to brokers on
investment purchases............................        28,939            ---         33,877
Other applications .............................        22,357         28,880         28,792
                                                     ---------       --------      ---------

TOTAL CASH USED                                      4,019,137      4,127,492      2,642,071
                                                     ---------       --------      ---------

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS       $  257,873      $  30,439    $  (127,899)
                                                     ---------       --------      ---------
                                                     ---------       --------      ---------
Cash and short-term investments:
Beginning of year ..............................    $   70,174      $  39,735     $  167,634
End of year ....................................       328,047         70,174         39,735

The accompanying Notes to the Financial Statements - Statutory Basis are an integral part of these statements.

                        ALEXANDER HAMILTON LIFE INSURANCE
                               COMPANY OF AMERICA
                        ---------------------------------

                NOTES TO THE FINANCIAL STATEMENTS - STATUTORY BASIS
--------------------------------------------------------------------------------

1)   SIGNIFICANT ACCOUNTING POLICIES

     Alexander Hamilton Life Insurance Company of America (the Company) is wholly-owned by Household Group, Inc., a wholly-owned subsidiary of Household Finance Corporation (Household Finance). Household Finance is a subsidiary of Household International, Inc. (Household International). The Company is principally engaged in the life insurance business, and has a diversified base of policyholders in Canada and in all states except New York.

     BASIS OF PRESENTATION - The accompanying financial statements have been prepared in conformity with accounting practices prescribed by the Michigan Insurance Bureau (statutory basis), which vary in some respects from generally accepted accounting principles (GAAP). The most significant accounting policies are described in the following paragraphs.

     ADMITTED ASSETS - The term "admitted assets" means the assets are stated at values which are permitted to be reported to the domiciliary state regulatory authority for Statement of Admitted Assets, Liabilities and Capital and Surplus-Statutory Basis purposes in accordance with the rules and regulations of such regulatory authority. The term "non-admitted assets" means assets other than assets which are so permitted to be reported. Non-admitted assets include primarily computer software, agents' debit balances, and furniture and equipment which were held at year end.

     PREMIUMS - Ordinary and credit insurance premiums are recognized as revenue when due. Universal life and annuity premiums are recognized as revenue when collected.

     POLICY AND CONTRACT CLAIMS - Policy and contract claims are accrued for both statutory and GAAP purposes based on estimated unpaid settlement costs for reported losses and for incurred but not reported losses. These accruals are determined through a combination of historical experience and management's judgment with regard to the ultimate exposure to the Company.

     ACQUISITION COSTS - For statutory purposes, commissions and other expenses of acquiring new business are charged to operations as incurred. For GAAP purposes, such expenses are deferred and amortized over the life of the policy, not exceeding a period of 20 years. Amortization is in relationship to gross profits for universal life and annuity products and premiums earned for credit and ordinary life products.

     INVESTMENTS - For statutory purposes, bonds and preferred stocks are reported at amortized cost. Common stocks are carried at statement value. Bonds in default are reported at statement value. For GAAP purposes, securities are stated according to Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities." "Available For Sale" investments are carried at market value, with market value adjustments recorded through unassigned surplus, and "Held to Maturity" investments are carried at amortized cost.

                        ALEXANDER HAMILTON LIFE INSURANCE
                               COMPANY OF AMERICA
                        ---------------------------------

               NOTES TO THE FINANCIAL STATEMENTS - STATUTORY BASIS
                                   (continued)
--------------------------------------------------------------------------------


Statement values are determined as prescribed by the National Association of Insurance Commissioners (NAIC) which is its determination of "market" for each listed security. Gains and losses are included in unassigned surplus if unrealized and in operations if realized. Realized gains and losses are determined using principally the first-in first-out method.

Investments in subsidiaries (which totaled $81.4, $76.6 and $67.6 million at December 31, 1994, 1993 and 1992, respectively) are carried as stock at amounts which are equal to statutory capital and surplus for insurance companies and GAAP equity for non-insurance companies. For GAAP purposes, the subsidiaries are required to be consolidated.

MORTGAGE LOANS - For statutory purposes, mortgage loans are carried at amortized
cost and are included in the asset valuation reserve calculation.   For GAAP
purposes, mortgage loans are carried at amortized cost.

INVESTMENT INCOME - For statutory as well as GAAP purposes, accrued investment income of $.5, $.8 and $.8 million as of December 31, 1994, 1993 and 1992, respectively, relating to mortgage loans which are past due more than three months has been excluded from investment income.

PROPERTY AND EQUIPMENT - For GAAP purposes, property and equipment is recorded at cost and depreciated over its estimated useful life using the straight-line method of depreciation. For statutory purposes, certain classes of equipment are "non-admitted" and are charged against surplus.

ASSET VALUATION RESERVE - For statutory purposes, the Company is required to carry an asset valuation reserve (AVR), which is computed according to a formula specified by the NAIC to provide for possible losses on securities. The AVR requires that reserves be adjusted for credit related gains and losses (net of tax), and that reserves be established against mortgages, real estate, bonds and stocks. No such valuation reserve is required for GAAP purposes.

INTEREST MAINTENANCE RESERVE - For statutory purposes, the Company is required to exclude interest rate related capital gains and losses from the income calculation, and amortize those gains and losses over the disposed asset's life. The amortization amount is computed according to a formula specified by the NAIC using the grouped method. The unamortized portion, called the interest maintenance reserve (IMR), is recorded on the Statement of Admitted Assets, Liabilities and Capital and Surplus-Statutory Basis (net of tax). The IMR balance at December 31, 1994 is $59.7 million, which includes current year net capital gains (net of tax) of $.8 million transferred to IMR, less current year amortization of $3.0 million. The IMR balance at December 31, 1993, is $61.9 million, which includes 1993 net capital gains (net of tax) of $45.2 million transferred to IMR, less 1993 amortization of $2.6 million. The IMR balance at December 31, 1992, is $19.3 million, which includes 1992 net capital gains (net of tax) of $20.0 million transferred to IMR, less 1992 amortization of $.7 million. No such procedure is required for GAAP purposes.

                        ALEXANDER HAMILTON LIFE INSURANCE
                               COMPANY OF AMERICA
                        ---------------------------------


               NOTES TO THE FINANCIAL STATEMENTS - STATUTORY BASIS
                                   (continued)
--------------------------------------------------------------------------------

NET ADJUSTMENT DUE TO FOREIGN EXCHANGE RATES - For statutory purposes, United States dollars and Canadian dollars are combined in the accompanying financial statements. Foreign currency translation adjustments are not made to each individual asset and liability balance, rather, such translation is performed in aggregate as prescribed by statutory accounting principles and reflected in the net adjustment in assets and liabilities due to foreign exchange rates in the accompanying Statements of Admitted Assets, Liabilities and Capital and Surplus-Statutory Basis.

POLICY LIABILITIES - The liability for future contract benefits for universal life products is computed using the Model Regulation reserve method, using the 1980 Commissioner's Standard Ordinary (CSO) mortality table, and interest rates from 4.0% to 6.0%

The policy reserves for immediate annuities issues prior to 1986 are calculated using the 1971 Individual Annuity Mortality Table and interest rates between 7.5% and 11.25%. For immediate annuities issued 1986 and forward, the reserves are calculated using the 1983 Annuity Mortality Table and interest rates from 5.00% to 9.25%. For deferred annuities, the Commissioner's Annuity Reserve Valuation Method (CARVM) is used with a 4.00% to 8.75% interest rate assumption.

Policy reserves applicable to ordinary life policies are calculated on either the net level basis or preliminary term basis. The effect of using a preliminary term reserve basis is to partially offset the effect of immediately charging the costs of acquiring business against income. For policies issued prior to 1989, the statutory interest and mortality assumptions used are from the 1958 CSO Table, with interest rates ranging from 2.25% to 6.00%. For policies issued after 1988, the 1980 CSO Table with 2.75% to 5.50% interest is used.

Credit life policy liabilities are calculated on the net level basis using both the 1958 Commissioner's Extended Term (CET) and the 1941 and 1980 CSO Tables. Interest rates for these tables range between 3.0% and 5.0%. Credit disability reserves represent the unearned premium on disability contracts.

In 1994, the Company changed the valuation basis for a block of payroll deduction universal life policies, resulting in a $6.4 million reduction of reserves and increase in unassigned surplus. The change was made to use a smoker/nonsmoker valuation mortality table in accordance with R500.1285 of the Michigan Valuation Regulation.

In 1993, the Company, in response to an NAIC Actuarial Guideline, strengthened reserves on 1989 and prior issues of periodic payment annuities, resulting in a $12.3 million reduction to unassigned surplus. Other valuation changes, resulting in reserve strengthening through unassigned surplus, amounted to $4.0 million for the disability supplemental benefit on universal life products; $6.9 million for term life products; and $.3 million for the single premium disability income product. An additional $2.5 million reduction to unassigned surplus was recognized to correct prior-year reserves on certain universal life products. This reduction to unassigned surplus was more than offset by a $2.5 million tax benefit recognized on all reserve changes directly impacting unassigned surplus.

In 1992, the Company changed the interest rates used to calculate reserves on prior years issues of certain universal life products, resulting in a $5.3 million reduction to unassigned surplus. An additional $7.2 million (net of tax benefit) reduction in unassigned surplus was recognized to correct prior-year reserves on certain annuity products.

                        ALEXANDER HAMILTON LIFE INSURANCE
                                 COMPANY OF AMERICA
                        ---------------------------------

               NOTES TO THE FINANCIAL STATEMENTS - STATUTORY BASIS
                                   (continued)
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES - The Company is included in consolidated Life/Non-Life Federal income tax returns filed by Household International. The consolidated tax provision is allocated to each separate company in amounts generally equivalent to those determinable if each company filed a separate return.

Both current and deferred tax liabilities are recognized for GAAP purposes. Deferred tax liabilities are not recorded for statutory purposes. GAAP basis deferred taxes exist due to differences between the book and tax bases of certain assets and liabilities.

BENEFIT PLANS - The Company participates in Household International's defined benefit pension plans which cover all eligible employees. Benefits under the plans are based primarily on years of service. These plans are administered by Household International which assesses an annual pension income or expense to the Company based on the Company's pro-rata participation. No pension expense was allocated to the Company in 1994, 1993 or 1992 as the plans are overfunded. No separate actuarial determinations related to the Company have been made.

For GAAP purposes, such amounts are accounted for based on the principles of SFAS No. 87, "Employers' Accounting for Pensions". This treatment results in a net asset, which is not recorded for statutory purposes due to its non-admitted status.

The Company also participates in Household International's defined contribution plan where each participant's contribution is matched in whole or in part by the Company up to a maximum of 6% of the participant's compensation. For 1994, 1993 and 1992, these costs totaled approximately $1.0 million annually.

Postretirement benefits are available to employees if they reach normal retirement age while working for the Company. Prior to 1993, the cost of retiree health care and life insurance benefits were charged to expense when benefits are paid to retirees or payments are made to insurance companies and other third parties.

Effective January 1, 1993, the Company adopted the NAIC Accounting Practices guidance on "Postretirement Benefits Other Than Pensions" which, consistent with SFAS No. 106 "Employers' Accounting for Postretirement Benefits Other Than Pensions", requires the recognition of the expected postretirement costs on an accrual basis, similar to pension accounting. The expected cost of postretirement benefits is required to be recognized over the employees' years of service with the Company instead of the period in which the costs are paid. The Company is recognizing the transition obligation, which represents the unfunded and unrecognized accumulated postretirement benefit obligation, over 20 years. The unrecognized transition obligation was $2.3 million and $2.4 million at December 31, 1994, and 1993, respectively.

The unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $2.8 million and $3.8 million at December 31, 1994 and 1993, respectively, of which $1.4 million in 1994 and $.7 million in 1993 is included in other liabilities in the Statements of Admitted Assets, Liabilities and Capital and Surplus-Statutory Basis. The estimated cost of the benefit obligation for active non-vested employees was $2.6 million for 1994 and 1993. This portion of the obligation is not recorded under NAIC guidance although it is recorded for GAAP purposes. The discount rate used in determining the accumulated postretirement benefit obligation was 8.5% in 1994 and 7.5% in 1993. The health care cost trend rate was 14.2% and 15.0% in 1994 and 1993, respectively, graded to 4.5% over 13 years.

                        ALEXANDER HAMILTON LIFE INSURANCE
                                COMPANY OF AMERICA
                        ---------------------------------

               NOTES TO THE FINANCIAL STATEMENTS - STATUTORY BASIS
                                   (continued)
--------------------------------------------------------------------------------

Net postretirement benefit costs for each of the years ended December 31, 1994 and 1993 was $.8 million and includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company made no contributions to the plan in 1994, 1993 or 1992.

The health care cost trend assumption has an effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 1994 by $.2 million and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 1994 by $.03 million.

DEFERRED AGENT COMPENSATION - The Company sponsors a contributory deferred compensation plan for certain qualified agents. The accumulated value of both the Company and agent contributions was $33.0, $32.1, and $25.4 million at December 31, 1994, 1993 and 1992, respectively, and is included with other liabilities. In 1991, the Company established a Rabbi Trust supporting the liability which is recorded at the market value of the underlying assets. The trust is included with other assets.

2)   TRANSACTIONS WITH AFFILIATED COMPANIES

The Company writes credit insurance policies covering loans originated by Household Finance Company's consumer finance subsidiaries and Household International's banking subsidiaries. The principal transactions and balances included in the accompanying financial statements are summarized as follows (in millions of dollars):

                                                     1994    1993      1992
                                                   -------  -------   ------


     Premiums ...................................   $42.2    $53.7   $ 54.9
     Policy benefits ............................    25.4    32.0      33.9
     Increase (Decrease) in aggregate reserves ..    (3.6)   1.3       (5.0)
     Due and uncollected premiums ...............     5.8     6.0       5.7
     Aggregate reserves and policy
       and contract claims.......................    29.8    33.8      33.1

The Company paid $3.1, $2.8, and $2.4 million in 1994, 1993 and 1992, respectively, to Household Finance for administrative expenses incurred on the Company's behalf.

The Company leases two office buildings to Household Finance and one building to an affiliate, Household Credit Services, Inc. These companies use the buildings as their headquarters and administration facilities. The investment in these buildings was $28.0 and $29.2 million at December 31, 1994 and 1993, respectively. The building leases have combined minimum annual rentals of $4.5 million.

Effective October 1, 1994, the Company entered into a reinsurance ceded treaty with Hamilton National Life Insurance Company (HNLIC), a wholly-owned subsidiary, consisting of a block of annuity contracts. The funds backing the reserves, amounting to $64.0 million, are payable to HNLIC as of December 31, 1994, and are expected to be transferred to HNLIC with accrued interest in 1995.

During 1994, Alexander Hamilton Insurance Agency (AHIA), a subsidiary of the Company, declared and paid a $2.0 million dividend and paid a $.5 million dividend declared in 1993. In 1993, AHIA declared a $1.2 million dividend with $.5 million of that dividend payable at December 31, 1993. During 1992, AHIA declared a $1.8 million dividend payable to the Company, of which $.4 million was payable at December 31, 1992. Dividends of $12.0 million were received from HNLIC during 1993. All dividends are reflected in investment income in the accompanying Statements of Operations-Statutory Basis.

                        ALEXANDER HAMILTON LIFE INSURANCE
                                COMPANY OF AMERICA
                        ---------------------------------
               NOTES TO THE FINANCIAL STATEMENTS - STATUTORY BASIS
                                  (continued)
--------------------------------------------------------------------------------

The surplus debenture in the amount of $50.0 million was issued to Household International, Inc. (Parent) in exchange for cash. The surplus debenture has the following repayment conditions and restrictions: The Company shall have the privilege, on the last day of any March or September, on or after September 30, 2004 of prepaying the outstanding balance of this Capital Note. An additional contribution of $1.2 million representing accrued interest through December 31, 1994 is treated as an increase in the note pending approval for actual payment. Payment of principal and/or interest otherwise required or permissible shall not occur unless; (i) the Company has obtained the prior written approval of the Michigan Insurance Bureau and obtained the prior approval of the Board of Directors; (ii) such payment will not cause the Company to violate its statutory capital requirements as set forth in the Michigan Insurance Code; and (iii) the Company has adequate earned surplus funds available for such payment.

During 1993, Household International contributed $17 million in surplus to the Company. Additionally, the ownership of Alexander Hamilton Insurance Company of America ($7.2 million of common capital stock and gross paid-in and contributed surplus) was transferred to the Company on December 31, 1993 and is included in paid-in and contributed surplus. For statutory purposes, prior year financial statements are not restated to reflect this change in ownership.

3)   INVESTMENT SECURITIES

The statement value and estimated market value of investments in debt securities are as follows (in thousands of dollars):

                                             December 31, 1994
                                -----------------------------------------------
                                 Statement  Unrealized   Unrealized     Market
                                   Value       Gains       Losses        Value
                                   -----       -----       ------        -----
Government Bonds:

    U.S. Treasuries           $   91,208    $      5     $ 11,572   $   79,641
    Agency Mortgage-
      Backed/CMOs............  1,439,250      15,866       88,595    1,366,521
    State & Municipal........      9,135          77           43        9,169
    Other Government Bonds...     95,787          65        4,816       91,036
Corporate Bonds:
    Asset-Backed Securities..    175,535         607            6      176,136
    CMOs.....................    383,055       1,213       15,899      368,369
    Investment Grade.........  3,375,095      31,778      169,877    3,236,996
    Non-Investment Grade.....    289,504       2,006       15,472      276,038
                              ----------    --------      -------   ----------
Total                         $5,858,569    $ 51,617     $306,280   $5,603,906
                              ----------    --------     --------   ----------
                              ----------    --------     --------   ----------

                       ALEXANDER HAMILTON LIFE INSURANCE
                               COMPANY OF AMERICA
                        ---------------------------------
               NOTES TO THE FINANCIAL STATEMENTS - STATUTORY BASIS
                                   (continued)
--------------------------------------------------------------------------------


                                            December 31, 1993
                              -----------------------------------------------
                               Statement   Unrealized  Unrealized    Market
                                 Value        Gains      Losses       Value
                                 -----        -----      ------       -----
Government Bonds:

  U.S. Treasuries..........   $  226,923    $    226    $ 1,970    $  225,179
  Agency Mortgage-
    Backed/CMOs............    1,182,064      59,184      4,233     1,237,015
  State & Municipal........        4,904         426        ---         5,330
  Other Government Bonds...       88,054       6,615        ---        94,669
Corporate Bonds:
  Asset-Backed Securities..      135,549       1,487        ---       137,036
  CMOs.....................      554,364      25,840     11,464       568,740
  Investment Grade.........    2,973,904     254,310      9,986     3,218,228
  Non-Investment Grade.....      194,266      13,070      1,303       206,033
                              ----------    --------    -------    ----------
Total                         $5,360,028    $361,158    $28,956    $5,692,230
                              ----------    --------    -------    ----------
                              ----------    --------    -------    ----------

The statement value and estimated market value of debt securities at December 31, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                           1994                   1993
                                ----------------------  ----------------------
                                  Statement    Market    Statement    Market
                                    Value       Value      Value       Value
                                    -----       -----      -----       -----
Due in one year or less .....   $   55,142  $   54,991  $   39,351  $   40,232
Due after one year through
     five years ...............    997,850     958,997     620,598     659,448
Due after five years through
     ten years ................  1,714,296   1,633,247   1,864,554   1,972,808
Due after ten years .........    1,268,976   1,221,781   1,099,097   1,213,987
                                 ---------   ---------  ----------  ----------
                                 4,036,264   3,869,016   3,623,600   3,886,475
Mortgage backed .............    1,822,305   1,734,890   1,736,428   1,805,755
                                 ---------   ---------  ----------  ----------
Total                           $5,858,569  $5,603,906  $5,360,028  $5,692,230
                                 ---------   ---------  ----------  ----------
                                 ---------   ---------  ----------  ----------

Net realized gains from sales of investments in debt securities during 1994, 1993 and 1992 were $9.6, $66.5, and $11.6 million, respectively. Gross gains of $34.1 million and gross losses of $24.5 million were realized on 1994 sales; gross gains of $79.8 million and gross losses of $13.3 million were realized on 1993 sales. Gross gains of $38.7 million and gross losses of $27.1 million were realized on 1992 sales.

Bonds with a par value of $24.9 and $25.4 million were on deposit pursuant to regulatory requirements at December 31, 1994 and 1993, respectively.

                        ALEXANDER HAMILTON LIFE INSURANCE
                                COMPANY OF AMERICA
                        ---------------------------------

               NOTES TO THE FINANCIAL STATEMENTS - STATUTORY BASIS
                                   (continued)
--------------------------------------------------------------------------------

The Company has limited involvement with derivative financial instruments and does not use these securities for trading purposes. They are generally used to manage well-defined interest rate risk and to hedge investment assets.

Interest rate cap agreements with notional value of $500.0 million were initiated and terminated during 1994. The purpose of the cap transactions, which had an original maturity in 1996, was to hedge annuity liabilities. A gain of $1.4 million was recognized upon termination.

Interest rate swap transactions with a notional value of $495.0 million were entered into during 1993 and 1994. Swaps with a notional value of $300.0 million were terminated during 1994 at a loss of $0.4 million. Swaps with a notional value of $195.0 million remain open as of December 31, 1994. Termination of these swaps at current market interest rates would result in a settlement payment made by the Company of $12.9 million as of December 31, 1994.

Interest is exchanged monthly on notional value of $125.0 million, with the Company receiving a weighted average rate of 5.28% and paying 1 month LIBOR (6.00% at December 31, 1994) on a net exchange basis. On the remaining $70.0 million of notional value, the Company receives a fixed rate of 6.68% and pays 3 month LIBOR (6.50% at December 31, 1994) on a net exchange basis. The net amount received or paid under these swaps is reflected as an adjustment to interest income.

Futures contracts were entered into and terminated during 1994 to hedge existing and anticipated investment transactions. A capital loss of $9.7 million was recognized during the year.

For statutory purposes, the recognized gains and losses on the above derivative instruments are included in the IMR discussed in Note 1. On a GAAP basis, the gains and losses are recorded as an adjustment to the book value of the hedged instrument.

4)   CAPITAL AND SURPLUS

The Company has authorized 500,000 shares of $10 par value common stock, of which 375,000 were issued and outstanding at December 31, 1994 and 1993.

Under the Michigan Insurance Code, the Company is required at all times to maintain minimum capital and surplus of $1 million. Additionally, dividend payments can be made only from the unassigned surplus and must be approved by the Director of Insurance (the Director) if they exceed certain statutory limitations. Under these provisions, as of January 1, 1995, the maximum amount declarable by the Company during 1995 without the Director's approval was $33.9 million

5)   REINSURANCE

The Company routinely assumes reinsurance from outside carriers. The effects of assuming risks, which are recorded principally on the basis of reports from the ceding companies, are summarized as follows (in millions of dollars):

                                                     1994       1993     1992
                                                    ------    -------   -------
     Premiums .....................................  $ 0.7     $ 3.9     $ 0.5
     Policy benefits ..............................    ---       ---       0.3
     Decrease in aggregate reserves ...............   (0.6)     (1.1)     (1.6)
     Commissions ..................................    ---      (0.4)      ---
     Experience refund ............................    1.6       2.3       2.6

                        ALEXANDER HAMILTON LIFE INSURANCE
                                COMPANY OF AMERICA
                        ---------------------------------

               NOTES TO THE FINANCIAL STATEMENTS - STATUTORY BASIS
                                    (continued)
--------------------------------------------------------------------------------

The Company routinely cedes reinsurance to outside carriers. The principal effects of these transactions with the assuming companies are summarized as follows (in millions of dollars):

                                                       1994    1993      1992
                                                      ------  ------    ------
     Premiums .....................................    $40.1   $22.3    $ 23.3
     Increase/(Decrease) in aggregate reserves
       ceded.......................................    182.8    (3.5)     (4.7)
     Policy benefits ..............................     16.3    14.7      22.3
     Commissions ..................................      4.7     2.3       4.6
     Experience refunds ...........................      3.2     5.7       3.9

Future policy benefits and claim liabilities are presented net of reinsurance with other companies in the Statements of Admitted Assets, Liabilities and Capital and Surplus-Statutory Basis. For GAAP purposes, future policy benefits and claim liabilities are reported according to SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," under which future policy benefits and claim liabilities related to reinsurance ceded activities must be stated on a gross basis. Reinsured risks aggregate $12.9 billion of insurance in force at December 31, 1994 for which the Company remains contingently liable.

6) FEDERAL INCOME TAX

Total income tax incurred is greater than the amount computed by applying the statutory rate to income before Federal income tax and net realized capital gains (losses) for the following reasons (in millions of dollars):

                                                   1994      1993      1992
                                                  ------    ------    ------
     Federal income tax at statutory rate .....   $38.1     $29.2     $27.0

     Add (Deduct):
     Tax on deferred acquisition costs.........   10.8      10.2      10.0
     Reserves .................................    7.6      11.8      10.7
     Leveraged leases .........................   (2.8)     (3.0)     (5.2)
     Amortization of bond discount ............   (1.7)     (2.4)     (1.5)
     Settlement of prior years' tax return ....    ---      (0.2)     1.7
     Dividend from subsidiaries ...............   (0.7)     (4.5)     (0.5)
     Other ....................................   (0.5)      (2.8)     (2.4)
                                                  ----      -----     -----
     Federal income tax (excluding capital gains
        tax)                                      $50.8     $38.3     $39.8
                                                  -----     -----     -----
                                                  -----     -----     -----

The income tax incurred on net realized capital gains (losses) differs from the amount computed by applying the statutory rate as follows (in millions of dollars):

                                                  1994       1993       1992
                                                 ------     ------     ------
     Federal income tax at statutory rate .....   $ 1.8      $23.8      $ 3.2

     Add (Deduct):
     Difference in bases of securities sold....     0.4        4.1        1.7
     Prior year return to provision adjustment.    (2.2)       1.9        2.0
     Settlement of prior years' tax returns....     ---        ---       (0.6)
     Canada income tax.........................     ---       (0.4)       0.3
                                                  -----      -----      -----

     Federal income tax                           $ 0.0      $29.4      $ 6.6
                                                  -----      -----      -----
                                                  -----      -----      -----

                        ALEXANDER HAMILTON LIFE INSURANCE
                               COMPANY OF AMERICA
                        ---------------------------------

               NOTES TO THE FINANCIAL STATEMENTS - STATUTORY BASIS
                                    (continued)
--------------------------------------------------------------------------------

7)   ANNUITY RESERVES

     The withdrawal characteristics of annuity reserves as of December 31, 1994 and 1993, are as follows (in millions of dollars):

                                                           1994        1993
                                                          ------      -------
     Annuity reserves subject to discretionary
     withdrawal (without adjustment) at book
     value ..........................................   $1,120.0     $1,266.9

     Annuity reserves subject to discretionary
     withdrawal (with adjustment) at book value
     less surrender charges .........................    1,733.2      1,162.7

     Annuity reserves not subject to discretionary
     withdrawal .....................................    1,380.9      1,480.3
                                                        --------     --------
     Total                                              $4,234.1     $3,909.9
                                                        --------     --------
                                                        --------     --------


     The annuity reserves not subject to discretionary withdrawal are comprised of periodic payment annuities and guaranteed investment contracts. The estimated fair value for these contracts at December 31, 1994 aggregated $1,294 million and were determined using discounted cash flow calculations based on interest rates currently offered for contracts of similar remaining maturities.

8)   LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

     Activity in the liability for unpaid claims and claims adjustment expenses for the accident and health business is summarized as follows (in thousands of dollars):

                                            1994           1993            1992
                                           ------         ------          ------
     Balance at January 1                 $26,336        $23,142        $22,928
     Less Reinsurance Recoverables            393            660             52
                                          -------        -------        -------
     Net Balance at January 1              25,943         22,482         22,876

     Incurred
       Current                             10,311         13,072         16,217
       Prior                                 (323)         8,285            949
                                          -------        -------        -------
                                            9,988         21,357         17,166

     Paid
       Current                              2,216          2,943          4,455
       Prior                               11,348         14,953         13,106
                                          -------        -------        -------
                                           13,564         17,896         17,561

     Net Balance at December 31            22,367         25,943         22,481
     Plus Reinsurance Recoverables            240            393            660
                                          -------        -------        -------
     Balance at December 31               $22,607        $26,336        $23,141
                                          -------        -------        -------
                                          -------        -------        -------


     As a result of changes in estimates of insured events in prior years, the provision for claims and claim adjustment expenses (net of reinsurance recoveries of $.4 million) increased by $8.3 million in 1993 due to longer duration of credit accident and health disabilities than anticipated.

                       ALEXANDER HAMILTON LIFE INSURANCE
                               COMPANY OF AMERICA
                        ---------------------------------

               NOTES TO THE FINANCIAL STATEMENTS - STATUTORY BASIS
                                   (continued)
--------------------------------------------------------------------------------


     The year-end liability for due and unpaid claims and claim adjustment expenses for accident and health insurance is included in the Aggregate reserve for accident and health policies and Policy and contract claims in the Statements of Admitted Assets, Liabilities and Capital and Surplus - Statutory Basis.

     The liability for due and unpaid claims and claim adjustment expenses for credit life insurance amounted to $2.8 million, $2.4 million and $3.1
     million as of December 31 1994, 1993, and 1992, respectively.    Refer to
     Note 1 regarding Policy and Contract Claims for the method used in determining this liability.

9)   Subsequent Events

     On August 10, 1995, the Company announced that it was being purchased by Jefferson-Pilot Corporation, a $7 billion asset company based in Greensboro, North Carolina. Jefferson-Pilot is a public insurance holding company and is also in the communications industry via its television and radio stations. The acquisition, which is subject to regulatory approval, is anticipated to be completed on approximately September 30, 1995.